As filed with the U.S. Securities and Exchange Commission on June 22, 2023

File Nos. 333-92935 and 811-09729

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 2,652	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2,652	☒

(Check appropriate box or boxes)

iShares Trust

(Exact Name of Registrant as Specified in Charter)

c/o BlackRock Fund Advisors

400 Howard Street

San Francisco, CA 94105

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 670-2000

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copies to:

MARGERY K. NEALE, ESQ. BENJAMIN J. HASKIN, ESQ. ANNE C. CHOE, ESQ. WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099	MARISA ROLLAND, ESQ. BLACKROCK FUND ADVISORS 400 HOWARD STREET SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

______, 2023

2023 Prospectus
iShares Trust
• iShares Core Dividend ETF | DIVB | CBOE BZX

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (“SEC”). The securities described herein may not be sold until the registration statement becomes effective. This prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Morningstar® US Dividend and Buyback IndexSM” and “Morningstar® US Market IndexSM” are servicemarks of Morningstar, Inc. and have been licensed for use for certain purposes by BlackRock Fund Advisors and its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates. The Fund is not sponsored, endorsed, sold, or promoted by Morningstar, Inc., nor does Morningstar, Inc. make any representation regarding the advisability of investing in the Fund.
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iSHARES® CORE DIVIDEND ETF
Ticker: DIVBStock Exchange: Cboe BZX
Investment Objective
The iShares Core Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1],[2]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
__%	None	None	__%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The expense information in the table has been restated to reflect current fees.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was __% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Morningstar® US Dividend and Buyback IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to U.S.-based companies that return capital to shareholders through either dividend payments or share buybacks. The Underlying Index consists of companies with the largest dividend and buyback programs in the market measured by adjusted shareholder yield, as determined by Morningstar, Inc. (“Morningstar” or the “Index Provider”). The Underlying Index is a subset of the Morningstar US Market Index (the “Parent Index”), which is a broad market index that represents approximately 97% of the market capitalization of publicly traded U.S. stocks.
Constituent securities of the Parent Index that have had recent aggregate dividend yield and net buyback yield (“total shareholder yield”) greater than 0.1%, as calculated by the Index Provider, are eligible for inclusion in the Underlying Index. The Index Provider’s adjusted shareholder yield calculation gives a 75% weighting to trailing twelve-month dividend yields and 25% weighting to trailing two-year net buyback yields. Companies in the top 5% of total shareholder yield are removed. The remaining companies are selected by decreasing order of adjusted shareholder yield until 50% coverage of total shareholder payout dollars of the Parent Index (excluding any companies with a negative total shareholder yield) is reached. The “total shareholder payout dollars” of a company is defined as the total shareholder yield multiplied by the float-adjusted market capitalization of the company.
The Underlying Index is weighted by total shareholder payout dollars and constrained by capping each individual constituent at 4.9%. In addition, the sector weights are constrained within 5% (positive or negative) of the Parent Index. The Underlying Index includes large-, mid- and small-capitalization companies and may change over time. As of April 30, 2023, a significant portion of the Underlying Index is represented by securities of companies in the financials and technology industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 80% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying
Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Morningstar, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Buyback Risk. A stock buyback may signal that a company's management believes the company’s stock price is undervalued. However, a company’s announcement of a share buyback strategy may not be an accurate predictor of future share performance.
Calculation Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included components.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Dividend-Paying Stock Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the

Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Indexing Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

These events could also trigger adverse tax consequences for the Fund.
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector may face increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year by Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of June 30, 2023 was __%.
The best calendar quarter return during the periods shown above was ___% in the ___ quarter of ___; the worst was ____% in the ___ quarter of ___.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2022)
	One Year	Five Years	Since Fund Inception
(Inception Date: 11/7/2017)
Return Before Taxes	__%	__%	__%
Return After Taxes on Distributions[1]	__%	__%	__%
Return After Taxes on Distributions and Sale of Fund Shares[1]	__%	__%	__%
Morningstar US Dividend and Buyback Index (Index returns do not reflect deductions for fees, expenses, or taxes)	__%	__%	__%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2017, 2017 and 2022, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On October 25, 2022, the name of the Fund changed from the iShares U.S. Dividend and Buyback ETF to the iShares Core Dividend ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy.
1

“Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Buyback Risk. A stock buyback may signal that a company's management believes the company’s stock price is undervalued. This positive signal from management may cause the company’s stock price to rise after such an announcement. There is no certainty, however, that management plans to implement a buyback strategy because it believes the company’s stock is undervalued. A company could be using buybacks, for example, to increase its price to earnings or other ratios, to alleviate excessive dilution, as a defensive measure, or to cut its own capital expenditures, which could potentially limit future growth. In addition, there is no certainty that the market will
2

treat the company as undervalued. As a result, a company’s announcement of a share buyback strategy may not be an accurate predictor of future share performance.
Calculation Methodology Risk. The Index Provider  relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider's calculation methodology or sources of information will provide an accurate assessment of included components.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or
3

incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Dividend-Paying Stock Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies
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with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying
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Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Indexing Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries, regions, markets, industries, sectors or asset classes, as applicable. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There
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can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to
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create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
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Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector may face increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on
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close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Defensive Industry Risk. The Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, beverages and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; the enactment or cessation of trade sanctions; war or other geopolitical conflicts; and energy conservation efforts, increased competition and technological advances. There may also be increased impacts on the value of the investments in the Fund as a result of geographic concentration in locations where the value of the investments in the Fund may be more susceptible to adverse physical climate events, as well as social and governance factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a
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risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
In the context of the COVID-19 outbreak and disputes among oil-producing countries regarding potential limits on the production of crude oil, the energy sector has experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contracts (those with the nearest expiration date) falling below zero for a period of time. Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. In March 2022, the U.S. announced that it would ban imports of oil, natural gas and coal from Russia. The effect of the U.S. ban and any similar bans by other countries, as well as the extent and duration of the Russian military action, resulting sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
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Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because
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companies in this sector tend to rely to a significant extent on government demand for their products and services.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be
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restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended April 30, 2023, for its investment advisory services to the Fund, BFA was paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of __%. From May 1, 2022 through
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October 24, 2022, the management fee was 0.25%; effective October 25, 2022, the management fee is 0.05%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of June 30, 2023, BFA and its affiliates provided investment advisory services for assets in excess of $___ trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended October 31.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2017.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2017.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNY Mellon”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective
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directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by
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BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
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Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “DIVB.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately
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after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
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Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes
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dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust (“REIT”) and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s
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ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the
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Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed
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participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by _____________, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
[TO BE UPDATED]
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Index Provider
Morningstar is a leading provider of independent investment research in North America, Europe, Australia, and Asia. Morningstar offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the debt and private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, debt securities, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with approximately $__ billion in assets under advisement and management as of March 31, 2023. Morningstar has operations in [29] countries. Morningstar is not affiliated with the Trust, BFA, or the Distributor. S&P Dow Jones Indices LLC (“SPDJI”) is the calculation agent for the Underlying Index. SPDJI is not affiliated with Morningstar, the Trust, BFA, the Distributor, or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or the ability of the Underlying Index to track general market performance. Morningstar's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BFA or its affiliates or the Fund. Morningstar has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions or interruptions therein.
Morningstar makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose
29

or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Cboe BZX does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Cboe BZX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe BZX makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
30

Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2023 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-DIVB-___

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.
iShares® Trust
Statement of Additional Information
Dated ______, 2023
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares Trust (the “Trust”):

Fund	Ticker	Listing Exchange
iShares Cohen & Steers REIT ETF	ICF	Cboe BZX
iShares Core Dividend ETF	DIVB	Cboe BZX
iShares Core Dividend Growth ETF	DGRO	NYSE Arca
iShares Core High Dividend ETF	HDV	NYSE Arca
iShares Core U.S. REIT ETF	USRT	NYSE Arca
iShares Dow Jones U.S. ETF	IYY	NYSE Arca
iShares Environmentally Aware Real Estate ETF	ERET	Nasdaq
iShares Morningstar Growth ETF	ILCG	NYSE Arca
iShares Morningstar Mid-Cap ETF	IMCB	NYSE Arca
iShares Morningstar Mid-Cap Growth ETF	IMCG	NYSE Arca
iShares Morningstar Mid-Cap Value ETF	IMCV	Nasdaq
iShares Morningstar Small-Cap ETF	ISCB	NYSE Arca
iShares Morningstar Small-Cap Growth ETF	ISCG	NYSE Arca
iShares Morningstar Small-Cap Value ETF	ISCV	NYSE Arca
iShares Morningstar U.S. Equity ETF	ILCB	NYSE Arca
iShares Morningstar Value ETF	ILCV	NYSE Arca
iShares MSCI KLD 400 Social ETF	DSI	NYSE Arca
iShares MSCI USA ESG Select ETF	SUSA	NYSE Arca
iShares Select Dividend ETF	DVY	Nasdaq
iShares U.S. Basic Materials ETF	IYM	NYSE Arca
iShares U.S. Consumer Discretionary ETF	IYC	NYSE Arca
iShares U.S. Consumer Staples ETF	IYK	NYSE Arca
iShares U.S. Energy ETF	IYE	NYSE Arca
iShares U.S. Financial Services ETF	IYG	NYSE Arca
iShares U.S. Financials ETF	IYF	NYSE Arca
iShares U.S. Healthcare ETF	IYH	NYSE Arca
iShares U.S. Industrials ETF	IYJ	Cboe BZX
iShares U.S. Technology ETF	IYW	NYSE Arca
iShares U.S. Transportation ETF	IYT	Cboe BZX
iShares U.S. Utilities ETF	IDU	NYSE Arca
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated ______, 2023, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. Each Fund's Annual Report is located here1, here2, here3 or here4. Each Fund's Semi-Annual Report is located here1, here2 or here3. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive,

Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

1
Annual and Semi-Annual Report for each of the below funds, for which BNY Mellon serves as administrator, custodian and transfer agent:
iShares Core Dividend ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Core U.S. REIT ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar U.S. Equity ETF, iShares Morningstar Value ETF and iShares Select Dividend ETF
2
Annual and Semi-Annual Report for each of the below funds, for which Citibank serves as administrator, custodian and transfer agent:
iShares Dow Jones U.S. ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF
3
Annual and Semi-Annual Report for each of the below funds, for which JPMorgan serves as administrator, custodian and transfer agent:
iShares Cohen & Steers REIT ETF, iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF
4
Annual Report for the iShares Environmentally Aware Real Estate ETF, for which State Street serves as administrator, custodian and transfer agent.

i

v

General Description of the Trust and its Funds
The Trust currently consists of more than ___ investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•
iShares Cohen & Steers REIT ETF
•
iShares Core Dividend ETF1
•
iShares Core Dividend Growth ETF
•
iShares Core High Dividend ETF
•
iShares Core U.S. REIT ETF
•
iShares Dow Jones U.S. ETF
•
iShares Environmentally Aware Real Estate ETF
•
iShares Morningstar Growth ETF
•
iShares Morningstar Mid-Cap ETF
•
iShares Morningstar Mid-Cap Growth ETF
•
iShares Morningstar Mid-Cap Value ETF
•
iShares Morningstar Small-Cap ETF
•
iShares Morningstar Small-Cap Growth ETF
•
iShares Morningstar Small-Cap Value ETF
•
iShares Morningstar U.S. Equity ETF
•
iShares Morningstar Value ETF
•
iShares MSCI KLD 400 Social ETF
•
iShares MSCI USA ESG Select ETF
•
iShares Select Dividend ETF
•
iShares U.S. Basic Materials ETF
•
iShares U.S. Consumer Discretionary ETF
•
iShares U.S. Consumer Staples ETF
•
iShares U.S. Energy ETF
•
iShares U.S. Financial Services ETF
•
iShares U.S. Financials ETF
•
iShares U.S. Healthcare ETF
•
iShares U.S. Industrials ETF
•
iShares U.S. Technology ETF
•
iShares U.S. Transportation ETF
•
iShares U.S. Utilities ETF

1
On October 25, 2022, the name of the Fund changed from the iShares U.S. Dividend and Buyback ETF to the iShares Core Dividend ETF.
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on national securities exchanges such as Cboe BZX Exchange, Inc. (“Cboe BZX”), The Nasdaq Stock Market LLC (“Nasdaq”) or NYSE Arca, Inc. (“NYSE Arca”) (each a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI) and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 120,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that compose its relevant Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  A currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares Core Dividend ETF	iShares Cohen & Steers REIT ETF
iShares Core Dividend Growth ETF	iShares Core High Dividend ETF

Diversified Funds	Non-Diversified Funds
iShares Core U.S. REIT ETF	iShares Environmentally Aware Real Estate ETF
iShares Dow Jones U.S. ETF	iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF	iShares U.S. Basic Materials ETF
iShares Morningstar Mid-Cap Growth ETF	iShares U.S. Consumer Staples ETF
iShares Morningstar Mid-Cap Value ETF	iShares U.S. Energy ETF
iShares Morningstar Small-Cap ETF	iShares U.S. Financial Services ETF
iShares Morningstar Small-Cap Growth ETF	iShares U.S. Healthcare ETF
iShares Morningstar Small-Cap Value ETF	iShares U.S. Technology ETF
iShares Morningstar U.S. Equity ETF	iShares U.S. Transportation ETF
iShares Morningstar Value ETF	iShares U.S. Utilities ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Select Dividend ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.
 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. Certain of the Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by a Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s objective of tracking its Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”).
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of each Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”). JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as custodian for the Funds in connection with certain securities lending activities.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events could lead the Fund to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to a Fund (as permitted by applicable law).
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  Certain Funds intend to purchase publicly traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund's investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively,

“depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. issuer. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose a Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored programs, which are not sanctioned by the issuer of the underlying common stock, generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to each of the Funds (except the iShares Environmentally Aware Real Estate ETF). BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares Core Dividend ETF, iShares Core U.S. REIT ETF, iShares Dow Jones U.S. ETF, iShares Environmentally Aware Real Estate ETF, iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF, iShares Morningstar Value ETF, iShares U.S. Financial Services ETF and iShares U.S. Financials ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts, business development companies and, investment companies that may invest in CFTC Derivatives or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA may not have transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for the Funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin and initial margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that a Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. (See “Regulation Regarding Derivatives” above.)
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent permitted by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc. (“Moody's”), “F-1” by Fitch Ratings, Inc. (“Fitch”), or “A-1” by Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis.
Certain of the Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Dividend-Paying Stock Risk.  Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by a Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Illiquid Investments Risk.  Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
LIBOR Replacement Risk.  A Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR will replace LIBOR in different categories of financial contracts after June 30, 2023.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Money Market Instruments Risk.  A Fund may hold money market instruments. The value of money market instruments may be affected by changes in interest rates or in the credit ratings of the investments, among other things. If a significant amount of a Fund's assets is invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than U.S. government money market funds and retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in futures contracts, securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions, which entail additional transaction costs, will be effective.
Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks may experience extreme price volatility due to actions taken by particular investors or groups of investors (for example, retail investors influenced by social media activity or other media coverage or significant “short” positions taken by institutional investors).

Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
Although most of the securities in each Underlying Index are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in any of the Funds that invest, directly or indirectly, in non-U.S. equity securities involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments in those foreign countries, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of these Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy and businesses; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
A Fund is required to post and collect variation margin and initial margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. These requirements may raise the costs for a Fund’s investment in swaps.
Tracking Error Risk.  A Fund may be subject to tracking error, which is the divergence of a Fund’s performance from that of the applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in its applicable underlying index, pricing differences, transaction costs incurred by a Fund, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the applicable underlying index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its applicable underlying index does not. Tracking error may occur due to differences between the methodologies used in calculating the value of the applicable Underlying Index and determining a Fund’s NAV.
When an issuer is introduced by an index provider into an index tracked by a Fund, BFA may conduct an analysis on such issuer’s securities to identify and screen for outlier high risk behavior (such as rapid or unusual price growth that does not appear to be supported by publicly available information on the business and assets of the issuer, unusual or significant short interest or lending activity, negative sentiment, suspended trading or incorrect free-float calculations, which could be indicators of possible irregularities, miscalculations or even fraud). If it identifies such behavior, BFA may, where appropriate, alert the index provider as to the alleged issue. The index provider has sole discretion for the determination as to whether to continue to include the issuer’s securities in the rebalancing of its index. If the securities continue to be included in the index, BFA may underweight or exclude such securities from a Fund’s portfolio and, if it does so, such a fund will be subject to increased tracking error due to the divergence in the securities included in its portfolio from its underlying index. BFA’s underweighting or excluding such securities may result in a decline in a Fund’s net asset value. The application of the abovementioned analysis and screening to a Fund and its Underlying Index is in the sole discretion of BFA and its affiliates (without any guarantees). The analysis and screening may not exclude any or all high risk securities from an Underlying Index or a Fund’s portfolio, and the inclusion of such securities will result in an adverse impact to a Fund’s net asset value if one or more such securities declines in value.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the U.S. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone.
Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.
The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.

Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which a Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S., and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.
Risk of Investing in the Basic Materials Industry.  Issuers in the basic materials industry could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls and increased competition. Companies in the basic materials industry may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Cyclical Industry.  A Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Defensive Industry.  A Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, beverage and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Goods Industry.  Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Risk of Investing in the Consumer Services Industry.  The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, the enactment or cessation of trade sanctions, war or other geopolitical conflicts, and the economies of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility, which may negatively affect companies in which a Fund invests. For example, in the context of the COVID-19 outbreak and disputes among oil-producing countries regarding potential limits on the production of crude oil, the energy sector has experienced increased volatility. In particular, significant market volatility occurred in the crude oil markets as well as the oil futures markets, which resulted in the market price of certain crude oil futures contracts falling below zero for a period of time.
Companies in the energy sector may be adversely affected by terrorism, war, cyber incidents, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector. Energy companies may have relatively high levels of debt and may be more likely than companies in other sectors to restructure their businesses during economic downturns or adversity in global energy markets.
Russia's large-scale invasion of Ukraine on February 24, 2022 has led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and certain European countries have announced bans or restrictions on imports of hydrocarbon commodities from Russia. The effect of such bans and any similar restrictions by other countries, as well as the extent, scope and duration of the conflict, resulting sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of a Fund.
Risk of Investing in the Financials Sector.  Companies in the financials sector include small, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market-specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and other financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products, and who at times may be unable to meet their obligations to the financial services companies. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk, including cross-default risk, may result in significant negative impacts to the financial condition and reputation of companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Such risks may adversely affect the issuers to which a Fund has exposure. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Oil and Gas Industry.  Companies in the oil and gas industry are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, the enactment or cessation of trade sanctions, war or other geopolitical conflicts, and the economies of key energy-consuming countries. Disruptions in the oil sub-industry or shifts in energy consumption may significantly impact companies in this industry. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas industry may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks.
In the context of the COVID-19 outbreak and disputes among oil-producing countries regarding potential limits on the production of crude oil, the energy sector has experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contracts falling below zero for a period of time. Russia's large-scale invasion of Ukraine on February 24, 2022 has led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. In March 2022, the United States announced that it would ban imports of oil, natural gas and coal from Russia. The effect of the U.S. ban and any similar bans by other countries, as well as the extent and duration of the Russian military action, resulting sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of a Fund.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.

Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changes in consumer preferences and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, a Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.
Risk of Investing in the Residential and Residential-Related REIT Sub-Industry.  The Residential and Residential-Related REIT Sub-Industry consists of REITs with exposure to residential real estate and certain types of commercial real estate that complements residential real estate, including properties operated by healthcare providers and self-storage companies. In addition to the risks related to REITs generally, investments in these REITs are subject to additional subsector-specific risks. Residential real estate may be affected by unique supply and demand factors that do not apply to other REIT sub-sectors. In addition, certain investors may already have exposure to residential real estate through ownership of a primary residence or direct ownership of rental property. The value of healthcare-focused REITs may be affected by changes in federal or state regulation of healthcare providers and reimbursement rates to healthcare providers under Medicare, Medicaid and other public or private health insurance plans. Unlike less specialized commercial real estate, when tenants vacate healthcare-related properties, the ability of property management to find replacement tenants may be impaired by the properties’ specialized healthcare uses. Investments in self-storage REITs are subject to changes in demand levels for self-storage. In addition, self-storage operators may be liable for unplanned environmental and hazardous waste compliance costs associated with operating self-storage locations.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Industry.  Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Companies in the transportation industry are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation industry and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For the Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
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Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
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Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
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Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
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Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
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Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
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Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
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Liquidity Metrics: “Liquidity Metrics,” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology, include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted such indices using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.
The Cohen & Steers Realty Majors Index
Number of Components: approximately 28
Component Selection Criteria. A Cohen & Steers investment committee determines the securities (i.e., the “components”) of the Cohen & Steers Realty Majors Index. The universe of REITs is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month for the previous six months. The investment committee determines the final 30 constituents based on a review process. Criteria for inclusion include the quality of the portfolio, property sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.
After the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective free float-adjusted market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downward until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the Underlying Index.
Issue Changes. The Underlying Index is rebalanced quarterly. The weighting for each constituent is updated and adjustments are made if any constituent has a weighting over 8%. The constituents are reviewed for size and liquidity. A REIT will be removed from the Underlying Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month for the previous six months. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.
Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downward if the weighting increase results in the REIT’s weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.
Index Maintenance. Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. The Underlying Index is a total return index and therefore reflects the reinvestment of dividends. The Underlying Index is calculated by the NYSE Amex Equities and distributed in real time.

Index Availability. The Underlying Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association’s Network B under the ticker “RMP.” This information is distributed by financial data vendors such as Bloomberg.
The Dow Jones Indexes
Component Selection Criteria. Securities of companies listed on a major U.S. exchange (such as the New York Stock Exchange, Inc. (“NYSE”), the NYSE American or the Nasdaq) are considered for inclusion in the Underlying Indexes, with the following general rules and exceptions. Non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, OTC bulletin boards, pink sheet stocks, investment companies, fixed-dividend shares, master limited partnerships (MLPs), special purpose acquisition companies (SPACs), and stocks that do not meet certain minimum liquidity criteria generally are not eligible for inclusion in the indexes.
Component Selection Criteria Applicable to Dow Jones Subsector Index. The following index is referred to herein as the “Dow Jones Subsector Index”: Dow Jones U.S. Financial Services Index. The Dow Jones Subsector Index includes constituents of the Dow Jones U.S. Index classified in the following subsectors: banks, asset managers, consumer finance, specialty finance, investment services, and mortgage finance.
Issue Changes. Each Underlying Index is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Underlying Index. Securities that are removed from an Underlying Index between reconstitution dates are not replaced. The only additions between rebalancing dates are as a result of initial public offerings (“IPOs”) and spin-offs. The Dow Jones Subsector Indexes will consider securities that change sector classifications for inclusion or removal based on the eligibility of the resulting subsector classification at the time of the change.
Components of the Dow Jones U.S. Select Dividend Index are reviewed quarterly and the index is rebalanced annually. The only additions between rebalancing dates are as a result of spin-offs. Ineligible spin-offs are removed after at least one day of regular way trading.
Index Maintenance. Maintaining the Underlying Indexes includes monitoring and completing the adjustments for additions and deletions to each Underlying Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Certain Underlying Indexes limit component securities to a maximum market capitalization. The Dow Jones U.S. Select Dividend Index limits the weighting in the index of each component security to no greater than 10% of the Underlying Index.
Weighting. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. Each Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Each of the Underlying Indexes (except the Dow Jones U.S. Select Dividend Index) as described below, is a free float-adjusted market capitalization-weighted index, so the impact of a component’s price change is proportional to the component’s free float-adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. SPDJI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. In practice, limitations on free float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under SPDJI's free float adjustment methodology, a company’s outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company’s shares will not be adjusted if the block ownership is less than 5%. A constituent’s inclusion factor is equal to its estimated percentage of free float shares outstanding. For example, a constituent security with a free float of 67% will be included in the index at 67% of its market capitalization. However, a company’s outstanding shares are not adjusted by institutional investors’ holdings, which include, but are not limited to, the following categories: depositary banks; pension funds; mutual funds, ETF providers, investment funds, and asset managers; investment funds of insurance companies; and independent foundations not associated with the company.
Index Availability. The Underlying Indexes are calculated continuously and are available from major data vendors.
Additional Information. The Dow Jones U.S. Index, the Dow Jones U.S. Financial Services Index and the Dow Jones U.S. Select Dividend Index (collectively, the “Dow Jones Indexes”) are products of SPDJI, and have been licensed for use by BFA or its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by BFA and its affiliates. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, SPFS or their respective affiliates or third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones Indexes.
Dow Jones U.S. Financial Services Index
Number of Components: approximately 103
Index Description. The Dow Jones U.S. Financial Services Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes components of the following subsectors in the Dow Jones U.S. Index: banks, asset managers, consumer finance, specialty finance, investment services and mortgage finance.
Dow Jones U.S. Index
Number of Components: approximately 1,094
Index Description. The Dow Jones U.S. Index is a broad-based index representative of the total market for U.S. equity securities. The Underlying Index represents approximately the top 95% of the market capitalization of listed U.S. equities.
Dow Jones U.S. Select Dividend Index
Number of Components: approximately 100
Index Description. The Dow Jones U.S. Select Dividend Index measures the performance of the U.S.'s leading stocks by dividend yield. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. To be included in the Underlying Index, each security (i) must have dividend-per-share greater than or equal to its five-year average dividend-per-share; (ii) must have a five-year average dividend coverage ratio of greater than or equal to 167%; (iii) must have a minimum three-month average daily trading volume of 200,000 shares (100,000 shares for current constituents); (iv) must have paid dividends in each of the previous five years; (v) must have a non-negative trailing 12-month earnings-per-share and (vi) must have a float-adjusted market cap of at least $3 billion ($2 billion for current constituents). The Underlying Index is rebalanced quarterly and reconstituted annually.
The FTSE EPRA Nareit Indexes
Component Selection Criteria. The FTSE EPRA Nareit Global Real Estate Index Series (the “FTSE EPRA Nareit Indexes”) was developed and is maintained by FTSE International Limited (“FTSE”). The FTSE EPRA Nareit Indexes are primarily rule-based but are also monitored by the applicable regional FTSE EPRA Nareit Global Index Advisory Committees.
The FTSE EPRA Nareit Indexes define the “developed real estate markets” as North America (including Canada and the U.S.), Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the U.K.), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, Singapore and South Korea). In determining geographic allocations, FTSE primarily considers the company’s country of incorporation and listing as well as EBITDA. The FTSE EPRA Nareit Indexes are free float-adjusted market capitalization-weighted.
To qualify for inclusion in the FTSE EPRA Nareit Indexes, a company must be an eligible security type traded in an eligible country, be listed on an official stock exchange and meet certain trading volume requirements as determined by FTSE. Also, companies must meet geographic financial standards demonstrating that a majority of a company’s earnings or bulk of total assets is the result of real estate activity as determined by FTSE. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The construction of residential homes for sale is considered relevant real estate in the Asia region and emerging markets only.
Index Maintenance and Issue Changes. At the quarterly review of the FTSE EPRA Nareit indexes, potential constituents must have an investable market capitalization (i.e., after the application of investability weightings) of equal to or greater than the amounts determined by FTSE. An existing constituent of the FTSE EPRA Nareit Indexes will be removed from the indexes unless it has an investable market capitalization above certain thresholds as determined by FTSE.

Under normal circumstances, the quarterly review is implemented at the close of business on the third Friday (i.e., effective Monday) of March, June, September and December, using data from the close of business of the Monday four weeks prior to the review effective date. Adjustments in stock weightings and constituents resulting from the periodic assessment become effective on the next trading day following the third Friday of March, June, September and December.
Between reviews, a new issue with an investable market capitalization of equal to or greater than the amounts determined by FTSE for the respective region will be included in the FTSE EPRA Nareit Indexes after the close of business on the fifth day of trading.
Index Availability and Pricing. The FTSE EPRA Nareit Indexes are calculated in real time and generally published throughout the business day and distributed primarily through global data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website and the EPRA website. The FTSE EPRA Nareit Indexes are published and calculated using trading values (real-time throughout the day and closing values at the end of the day) and the WM/Reuters Closing Spot Rates at 16:00 UK time for currency values.
FTSE EPRA Nareit Developed Green Target Index
Number of Components: approximately 370
Index Description. The FTSE EPRA Nareit Developed Green Target Index is an equity index designed to reflect the performance of securities from the FTSE EPRA Nareit Developed Index (the “Parent Index”) that are weighted to target improved sustainability-related metrics relative to the Parent Index, subject to certain constraints. The Parent Index is composed of REITs and real estate holding and development companies from developed market countries or regions and may include large-, mid- and small-capitalization constituents.
Index Methodology. The Index Provider begins with the Parent Index and excludes the securities of issuers that it identifies as being involved in any of the business activities summarized below:
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Manufacturing tobacco products (e.g., cigarettes, roll your own tobacco, pipe tobacco, cigars, cigarillos, bidis, gutka, smokeless tobacco, heated tobacco products, electronic cigarettes and electronic nicotine delivery systems); or deriving 5% or more revenue from providing tobacco-related products or services or from the supply, distribution and/or retail sale of tobacco products.
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Producing and selling assault weapons, other firearms or key components of any such weapons to civilian customers; or deriving 5% or more revenue from the distribution and/or retail sale of assault weapons or other firearms.
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Producing the core weapon system of chemical or biological weapons, cluster munitions, anti-personnel mines, nuclear weapons, depleted uranium weapons or white phosphorus weapons (collectively, “controversial weapons”); providing components or services for the core weapon system of controversial weapons, even if not essential for lethal use of the weapon; or having 20% or more voting rights in a company involved in such activities related to controversial weapons.
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Deriving 5% or more revenue from extracting oil sands, mining thermal coal or generating electricity from thermal coal.
Additionally, the Index Provider excludes companies that it determines are involved in controversies related to the ten United Nations Global Compact (“UNGC”) principles, which are classified into four categories: human rights, labor, environment and anti-corruption.
After applying the exclusion screens, the Index Provider weights the remaining securities to target, in aggregate across the Underlying Index, (i) a minimum of 10% green certification; (ii) a 30% increase in green certification relative to the Parent Index; (iii) a 10% reduction in energy usage relative to the Parent Index; and (iv) a level of carbon emission intensity that is no worse than that of the Parent Index.
Green certification is defined as the share of total net leasable area owned and/or managed by a constituent that is certified as part of an eligible green certification program. To be eligible, a green certification program must be transparent about how the sustainability performance of assets is evaluated, including publicly available methodology documentation; provide a publicly available list of certified assets; have a robust certification procedure, including formal credentialization and data validation (e.g., no self-certification); and include coverage of at least three sustainability-related indicators, one of which must be energy performance.

Energy usage is defined as the average modeled energy consumption, measured in kilowatt hours per square meter, of net leasable area owned and/or managed by a constituent. The Index Provider estimates energy usage on a building-by-building basis using individual building specifications (e.g., type, size, year of construction) and local market data (e.g., sources of thermal energy vs. electricity). The model is regularly calibrated by incorporating actual energy consumption data.
Carbon emission intensity is defined as a constituent’s total Scope 1 and Scope 2 operational emissions scaled by enterprise value including cash (i.e., the sum of market capitalization at fiscal year-end, preferred stock, minority interests, total debt, and cash and cash equivalents). Scope 1 emissions are direct greenhouse gas (“GHG”) emissions from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions associated with the organization’s purchase of energy. The Index Provider estimates the carbon footprint for a building using modeled energy consumption data combined with national and/or sub-national data on the carbon intensity of the local utility grid and energy mix.
The Underlying Index must have a beta (a measure of volatility relative to the overall market) between 0.7 and 1.3 relative to the Parent Index, using daily returns over the past two years. In addition, the Underlying Index's country and sector exposure must be within 2% of the Parent Index weight. The minimum weight for an individual constituent is 0.005% of the Underlying Index, and the maximum weight is the lesser of 10% of the Underlying Index or 10 times the constituent’s weight in the Parent Index.
At each index review, the sector and country constraints and the green certification and energy usage targets may be relaxed if it is infeasible to achieve all constraints and targets. The first step is to relax the country and sector constraints in 1% increments, up to +/- 10% of the Parent Index. If there is still no solution, the green certification and energy usage targets will be relaxed iteratively in 2.5% increments until a solution is reached.
The Underlying Index will be reviewed and reconstituted annually in September, with the business involvement and UNGC controversy screens applied quarterly.
The FTSE Nareit Indexes
Component Selection Criteria. The FTSE Nareit® US Real Estate Index Series (“FTSE Nareit Indexes”) is primarily rule-based, but is also monitored by the FTSE Nareit Index Advisory Committee. All tax-qualified REITs that are listed on the NYSE or the NASDAQ are eligible for inclusion in the FTSE Nareit Indexes. Potential constituents for the FTSE Nareit Equity REITs Index are determined by sector classifications of constituents in the FTSE Nareit Composite Index. The FTSE Nareit Indexes are reviewed for changes on a quarterly basis in March, June, September and December for companies which do not qualify for fast entry, but which meet the criteria for eligible securities set out in the index rules. The review is based on data at the close of business on the Monday 4 weeks prior to the review effective date. The FTSE Nareit Index Advisory Committee meets quarterly, in March, June, September and December or more frequently, if required.
When calculating index component weights, component companies’ shares are adjusted for available free float. In general, shares held by governments, corporations, strategic partners, or other control groups are excluded from a constituent company’s outstanding shares. The FTSE Nareit Composite Index and FTSE Nareit Equity REITs Index are reviewed for changes in free float on a quarterly basis, and implementation of any changes to these indexes, and potentially the FTSE Nareit Indexes, occur after the close of business on the third Friday in March, June, September or December.
Index Maintenance. FTSE is responsible for the daily operation of the FTSE Nareit Indexes. FTSE will maintain records of the market capitalization of all constituents, and will make changes to the constituents and their weightings in accordance with index rules. FTSE will also carry out the periodic company reviews of the FTSE Nareit Indexes and implement the resulting constituent changes as required by index rules.
Issue Changes. A company will be added to the FTSE Nareit Equity REITs Index at the periodic review if its full market capitalization is greater than $100 million (before the application of any free float market adjustments), meets liquidity test in December, has at least 75 percent of their total assets invested in qualifying real estate assets, and has a free float greater than 5%. A company in the FTSE Nareit Equity REITs Index will be deleted at the periodic review if its market capitalization is below $100 million or fails the four screens.
Where a company, whether an existing constituent or not, undertakes an Initial Public Offering of a new equity security, that security will be eligible for fast entry inclusion to the FTSE Nareit Index Series if its full market capitalization using the closing price on the first day of trading is greater than the market capitalization of the company ranked 10th position or higher in the FTSE Nareit Real Estate 50 Index, before the application of individual constituent investability weightings.
New issues of companies that do not qualify for “Fast Entry” but meet the criteria for eligible securities and have been listed for over 20 business trading days will be eligible for inclusion in the FTSE Nareit Equity REITs Index. The review is based on data at the close of business on the Monday 4 weeks prior to the review effective date. The changes will be effective after the close of business on the third Friday in March, June, September and December.
If a constituent is delisted, or ceases to have a firm quotation, or is subject to a takeover offer which has been declared wholly unconditional, it will be removed from the indexes of which it is a constituent.
Index Availability. The FTSE Nareit Indexes are calculated continuously during normal trading hours of the NYSE and Nasdaq, and are closed on U.S. holidays.
Exchange Rates and Pricing. The prices used to calculate the FTSE Nareit Indexes are the Reuters daily closing prices or those figures accepted as such. FTSE Russell reserves the right to use an alternative pricing source on any given day. For end-of-day alternative currency calculations, FTSE Russell uses the WM/Reuters Closing Spot Rates.
FTSE Nareit Equity REITS Index
Number of Components: approximately 138
Index Description. The FTSE Nareit Equity REITS Index is a free float-adjusted market capitalization-weighted index designed to measure performance of U.S. listed equity REITs, excluding infrastructure REITs, mortgage REITs and timber REITs.
The Morningstar Indexes
Component Selection Criteria. Except for Morningstar® US Dividend and Buyback Index, Morningstar Dividend Yield Focus Index, and Morningstar US Dividend Growth Index (as described below), the other Morningstar underlying indexes (the “Morningstar Underlying Indexes”), are a subset of the Morningstar® US Market Extended Index, a broad market index representing the top 99.5% of U.S. equity market capitalization. To be eligible for inclusion in the Morningstar US Market Extended Index, a stock must be listed on the NYSE, the NYSE American, or NASDAQ, domiciled in the U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar, Inc. (“Morningstar”) can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security’s liquidity score is based on its average monthly trading volume in U.S. dollars. American Depositary Receipts (“ADRs”), American Depositary Shares, fixed-dividend shares, convertible notes, warrants, rights, limited partnerships, limited liability companies, bank holding companies and royalty and statutory trusts are not eligible for inclusion in the US Market Extended Index.
Except for Morningstar® US Dividend and Buyback Index, Morningstar Dividend Yield Focus Index, and Morningstar US Dividend Growth Index, the Morningstar Underlying Indexes are part of the Morningstar US Style Index family, which is based on the same methodology as the well-known Morningstar Style Box™. The Morningstar Style Box™ classification of each stock relies on prospective financial performance metrics – expressed as a yield (i.e., revenue yield, cash flow yield, dividend yield, and book value yield) and the per-share growth rate of each such metric – as derived from Morningstar’s proprietary models, and (when available) the Institutional Brokers Estimate System (“IBES”) forecast of each stock’s current year earnings per share and the IBES median long-term earnings growth forecast. The Morningstar Underlying Indexes are governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. Morningstar makes no subjective determinations related to index composition.
Market Capitalization Bands. For the Morningstar US Style Index family, the Index Provider selects stocks for each Underlying Index by size in descending order. The stocks that, in aggregate, account for 69% of the total market capitalization of the investable universe are assigned to the large-cap band. Those stocks that fall between the 69% and 71% of the capitalization of the investable universe may be classified as large-cap or mid-cap, depending on their classification at the previous reconstitution date. The stocks that fall between 71% and 89.5% of the investable universe are assigned to the mid-cap band. The stocks that fall between 89.5% and 90.5% of the capitalization of the investable universe may be classified as mid-cap or small-cap, depending on their classification at the previous reconstitution date. The stocks that fall between 90.5% and 99.45% of the capitalization of the investable universe are assigned to the small-cap extended band.

Issue Changes. Securities are added or deleted from each index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.
Index Maintenance. The Morningstar U.S. Style Indexes are reconstituted twice annually, effective on the Monday following the third Friday of June and the Monday following the third Friday of December. The Morningstar® Dividend Yield Focus IndexSM is reconstituted four times annually, effective on the Monday following the third Friday of March, June, September and December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day’s closing index values have been determined.
The Morningstar US Market Index is reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. The Morningstar US Dividend and Buyback Index is reconstituted annually and implemented after the close of business on the third Friday of June and is effective the following Monday, and the Morningstar US Dividend Growth Index is reconstituted once annually on the Monday following the third Friday of December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day’s closing index values have been determined.
Index Availability. Morningstar Indexes are calculated continuously and are available from major data vendors.
Morningstar® Dividend Yield Focus IndexSM
Number of Components: approximately 75
Index Description. The Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S based companies that have had strong financial health and an ability to sustain above average dividend payouts. The Underlying Index is a subset of the Morningstar® US Market IndexSM (a broad market index that represents approximately 97% of the market capitalization of publicly traded U.S. stocks). Constituents are screened for qualified income dividends, superior company quality and financial health as determined by Morningstar. Morningstar defines “company quality” in accordance with the Morningstar Economic Moat™ rating system, in which companies are assigned a moat rating of “none,” “narrow” or “wide” based on the prospect of earning above-average returns on capital and the strength of the company’s competitive advantage. Additionally, companies are screened for “financial health” using Morningstar’s Distance to Default measure, a quantitative option pricing approach that estimates a company’s probability of default. To qualify for inclusion in the Underlying Index, constituents must have a Morningstar Economic Moat rating of “narrow” or “wide” and have a Morningstar Distance to Default score in the top 50% of eligible dividend-paying companies within their sector. Companies that are not assigned a Morningstar Economic Moat rating must have a Morningstar Distance to Default score in the top 30% of eligible dividend-paying companies within their sector.
Morningstar® US Large Mid-Cap IndexSM
Number of Components: approximately 715
Index Description. The Morningstar® US Large Mid-Cap IndexSM measures the performance of U.S. stocks issued by large-mid capitalization companies that have exhibited average “growth” and “value” characteristics, as determined by Morningstar. Morningstar defines “large-mid capitalization” stocks as those stocks that form approximately the top 90% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, book value and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors are designated as “value” securities. Stocks that exhibit both growth and value characteristics are designated as “blend” securities.
Morningstar® US Large-Mid Cap Broad Growth IndexSM
Number of Components: approximately 453
Index Description. The Morningstar® US Large-Mid Cap Broad Growth IndexSM measures the performance of U.S. stocks issued by large-mid capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar. Morningstar defines “large-mid capitalization” stocks as those stocks that form approximately the top 90% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index

Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. The stocks included in the Underlying Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, book value and cash flow growth.
Morningstar® US Large-Mid Cap Broad Value IndexSM
Number of Components: approximately 500
Index Description. The Morningstar® US Large-Mid Cap Broad Value IndexSM measures the performance of U.S. stocks issued by large-mid capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar. Morningstar defines “large-mid capitalization” stocks as those stocks that form approximately the top 90% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. The stocks included in the Underlying Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.
Morningstar® US Mid Cap IndexSM
Number of Components: approximately 504
Index Description. The Morningstar® US Mid Cap IndexSM measures the performance of U.S. stocks issued by mid-capitalization companies that have exhibited both “growth” and “value” characteristics as determined by Morningstar. Morningstar defines “mid-capitalization” stocks as those stocks that generally fall between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, book value and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors are designated as “value” securities. Stocks that exhibit both growth and value characteristics are designated as “blend” securities.
Morningstar® US Mid Cap Broad Growth IndexSM
Number of Components: approximately 327
Index Description. The Morningstar® US Mid Cap Broad Growth IndexSM measures the performance of U.S. stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar. Morningstar defines “mid-capitalization” stocks as those stocks that generally fall between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. The stocks included in the Underlying Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, book value and cash flow growth.
Morningstar® US Mid Cap Broad Value IndexSM
Number of Components: approximately 335
Index Description. The Morningstar® US Mid Cap Broad Value IndexSM measures the performance of U.S. stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar. Morningstar defines “mid-capitalization” stocks as those stocks that generally fall between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. The stocks included in the Underlying Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.
Morningstar® US Small Cap Extended IndexSM
Number of Components: approximately 1,775
Index Description. The Morningstar® US Small Cap Extended IndexSM measures the performance of U.S. stocks issued by small-capitalization companies that have exhibited both “growth” and “value” characteristics as determined by Morningstar. Morningstar defines “small-capitalization” stocks as those stocks that generally fall between the 90th and 99.5th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index

Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, book value and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors are designated as “value” securities. Stocks that exhibit both growth and value characteristics are designated as “blend” securities.
Morningstar® US Small Cap Broad Growth Extended IndexSM
Number of Components: approximately 1,120
Index Description. The Morningstar® US Small Cap Broad Growth Extended IndexSM measures the performance of U.S. stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar. Morningstar defines “small-capitalization” stocks as those stocks that generally fall between the 90th and 99.5th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. The stocks included in the Underlying Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, book value and cash flow growth.
Morningstar® US Small Cap Broad Value Extended IndexSM
Number of Components: approximately 1,158
Index Description. The Morningstar® US Small Cap Broad Value Extended IndexSM measures the performance of U.S. stocks issued by small-capitalization companies that have exhibited “value” characteristics as determined by Morningstar. Morningstar defines “small capitalization” stocks as those stocks that generally fall between the 90th and 99.5th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Extended Index. The Index Provider then designates stocks as “blend,” “growth” or “value” based on their style orientations. The stocks included in the Underlying Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.
Morningstar® US Dividend and Buyback IndexSM
Number of Components: approximately 422
Index Description. The Morningstar® US Dividend and Buyback IndexSM is designed to provide exposure to U.S.- based companies that return capital to shareholders through either dividend payments or share buybacks. The Underlying Index consists of companies with the largest dividend and buyback programs in the market measured by adjusted shareholder yield, as determined by Morningstar. Morningstar’s adjusted shareholder yield calculation is described below. The Underlying Index is a subset of the Morningstar US Market Index (the “Parent Index”), which is a broad market index that represents approximately 97% of the market capitalization of publicly traded U.S. stocks.
Eligibility. The following rules are used for the initial constituent selection and reconstitution:
(1) a security must be a member of the Morningstar US Market Index;
(2) security must pay a dividend or repurchase shares resulting in a net share reduction. Total shareholder yield must exceed 0.1%. Morningstar defines total shareholder yield as the sum of the trailing 12 month dividend yield and the trailing 2 year buyback yield (annualized). Morningstar defines the trailing 12 month dividend yield as the sum of corporate action-adjusted dividends per-share paid in the 12 months before the data cutoff date (the last trading day of the month prior to the rebalancing date), divided by the share price on the cutoff date. Additionally, Morningstar defines the trailing 2 year buyback yield as the sum of net cash flow from share issuance from the eight most recent company quarterly reports available on the data cutoff date, divided by 2, divided by market capitalization of the company.
(3) companies in the top 5% of total shareholder yield are removed;
(4) the remaining companies are ranked by adjusted shareholder yield. Morningstar defines adjusted shareholder yield as the weighted average sum of the trailing 12 month dividend yield z-score and trailing 2 year buyback yield (annualized) z-score, with 75% and 25% weights, respectively. Z-score represents the number of standard deviations by which the data points in the sample differ from the mean;

(5) constituent securities are selected by decreasing order of adjusted shareholder yield until 50% coverage of total shareholder payout dollars (total shareholder yield multiplied by the float-adjusted market capitalization of the company as of the cutoff date) of the Parent Index is reached. Securities with negative total shareholder yield are not included in the aggregate calculation;
(6) the Underlying Index is weighted by total shareholder payout dollars;
(7) a 4.9% weight cap is applied on individual names to maintain sufficient diversification. The weight capping algorithm will preserve, starting with the smallest security, the relative weights between as many constituents as possible while enforcing the weight cap;
(8) sector weights are constrained at within 5% (positive or negative) of the Parent Index; and.
(9) the Underlying Index is reconstituted annually, rebalanced quarterly and calculated as of the cutoff date; at rebalance, the weights of the Underlying Index are adjusted for updated free-float, shares outstanding, and total shareholder yield data.
Morningstar® US Dividend Growth IndexSM
Number of Components: approximately 447
Index Description. The Morningstar US Dividend Growth Index, the Underlying Index, is a dividend dollars weighted index that seeks to measure the performance of U.S. companies selected based on a consistent history of growing dividends. The Underlying Index is a subset of the Morningstar US Market Index, which is a broad market index that represents approximately 97% of the market capitalization of publicly traded U.S. stocks. Eligible companies must pay a qualified dividend, must have at least five years of uninterrupted annual dividend growth and their earnings payout ratio must be less than 75%. Companies that are in the top decile based on dividend yield are excluded from the Underlying Index prior to the dividend growth and payout ratio screens.
Index Methodology. The Underlying Index methodology is as follows:
(1) a security must be a member of the Morningstar US Market Index;
(2) security must pay a qualified dividend (e.g., REITs are excluded);
(3) top decile yield payers are excluded;
(4.1) apply dividend growth screen: must be currently paying dividends and have at least five years of uninterrupted annual dividend growth; dividend growth condition is considered met if either the current annualized dividend rate or the trailing twelve months aggregated dividend increased from the previous to the current reconstitution date;
(4.2) spinoff exception to growth rule: for a current constituent of the index, the requirement to raise dividend year-over-year to remain in the index after reconstitution will be waived if the constituent completed a spin-off in the preceding twelve months; any publicly trading spun-off entity of a current constituent will be immediately included in the index, but it will have to start increasing its dividend starting with the year following the next reconstitution to remain in the index. The current constituent will not require dividend growth in the spin-off year, where “year” means the twelve-month period between annual index reconstitutions;
(4.3) share repurchase exception to growth rule: for a current constituent of the index, the requirement to raise dividend year-over-year to remain in the index after reconstitution will be waived if the constituent kept the dividend constant and executed share repurchases in the preceding twelve months resulting in net decrease in its shares outstanding; this exception does not apply to constituents that decreased their dividend;
(5) apply growth sustainability screen: payout ratio must be less than 75%, and must have positive consensus earnings forecast. Payout ratio is forward looking and is calculated by the forward 12 month indicated dividend divided by the forward 12 month consensus earnings forecast;
(6) weight by dividend dollars (float adjusted common shares multiplied by the current annualized dividend rate per share);

(7) apply 3% weight cap on individual names to maintain sufficient diversification. The weight capping algorithm will preserve, starting with the smallest security, the relative weights between as many constituents as possible while enforcing the weight cap; and
(8) the index is reconstituted annually and rebalanced quarterly; at rebalance, index constituent list is not altered, but the weights of the constituents are re-adjusted back to the dividend dollar weighting.
The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI KLD 400 Social Index
Number of Components: 401
Component Selection Criteria and Index Description. The MSCI KLD 400 Social Index is a free float-adjusted market capitalization weighted index designed to provide exposure to U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of April 30, 2023, the Underlying Index consisted of 401 securities identified by MSCI from the universe of companies included in the MSCI USA IMI Index, which consists of the largest NYSE and NASDAQ listed U.S. equities ranked by investable market capitalization (after the application of any investability weightings). MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering environmental, social, and governance criteria. MSCI seeks to include in the Underlying Index companies with high ESG ratings relative to their sector peers and in relation to the broader market. When selecting companies for the Underlying Index, MSCI also considers market capitalization and liquidity. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: fossil fuel extraction, fossil fuel reserve ownership, thermal coal mining, unconventional oil and gas extraction, thermal coal -based power generation, alcohol, tobacco, gambling, civilian firearms, nuclear power, controversial weapons, nuclear weapons, conventional weapons, adult entertainment and genetically modified organisms.
Index Maintenance. The composition of the Underlying Index is reviewed on a quarterly basis. Companies can be added to the Underlying Index only at regular index reviews. Current index constituents are reviewed to determine if any should be removed due to ESG performance. In addition, if a constituent is removed from the MSCI USA IMI Index as a result of the index review, it will be simultaneously removed from the Underlying Index. The deleted companies are replaced with eligible companies taking into account size-segment and sector representation. The Underlying Index will be restored to 400 companies at each index review.
Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. New additions to the MSCI USA IMI Index due to corporate events will not be added simultaneously to the Underlying Index, but will be considered for inclusion at the following index review. However, companies deleted from the MSCI USA IMI Index between index reviews are also deleted at the same time from the Underlying Index.
When the number of securities in the Underlying Index falls below 400 due to corporate events, no additions will be made to restore the number of constituents to 400 until the next quarterly index review.
Index Availability. The Underlying Index is calculated continuously and is available from major data vendors.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Index is rebalanced on a quarterly basis coinciding with the regular index review of the MSCI Global Investable Market Indexes.

MSCI USA Extended ESG Select Index
Number of Components: approximately 172
Component Selection Criteria and Index Description. The Underlying Index is an optimized index designed to measure the equity performance of U.S. companies that have ESG characteristics, while exhibiting risk and return characteristics similar to the MSCI USA Index.
As of April 30, 2023, the Underlying Index consisted of 172 securities included in the MSCI USA Index. MSCI evaluates each eligible company’s ESG performance using standardized criteria and assigns an “overall rating” to each company. ESG scores are normalized and factored into the optimization process. Optimization is a quantitative process that considers the market capitalization weights from the MSCI USA Index, ESG scores, and additional optimization constraints to select and weigh the constituents in the Underlying Index. Normalization of the ESG scores allows the optimization to assess each score in the context of the overall distribution of the ESG scores.
The selection process is designed so that companies with relatively high overall ratings have a higher representation in the Underlying Index than in the MSCI USA Index. Companies with relatively low overall ratings have a lower representation in the Underlying Index than in the MSCI USA Index. Exceptions may result from the Underlying Index’s objective of having risk and return characteristics similar to those of the MSCI USA Index.
The Underlying Index constituents are selected from the MSCI USA Index, which is made up of securities of large-capitalization and mid-capitalization U.S. companies. The Index Provider excludes securities of companies involved in the business of tobacco, alcohol, gambling, nuclear power and weapons, fossil fuel extraction, thermal coal and unconventional oil and gas businesses (e.g., thermal coal extraction and generation or oil sands extraction), companies involved with conventional and controversial weapons, producers and major retailers of civilian firearms, as well as companies involved in very severe business controversies. The Index Provider defines a controversy as an instance or ongoing situation in which company operations and/or products allegedly have a negative environmental, social and/or governance impact. Each controversy case is assessed for the severity of its impact on society. The Index Provider generally classifies companies as “involved” in a particular business based on revenue or percentage of revenue thresholds (e.g., 10%) for certain products and activities in an excluded industry. The securities of certain companies will be excluded regardless of revenue measures (e.g., all companies involved in the manufacturing of controversial weapons are excluded). The Underlying Index generally follows the same index methodology as the MSCI USA ESG Select Index, except that it applies an additional ineligibility criteria for retailers of civilian firearms (which is a revenue-threshold based classification). Existing constituents are required to have an MSCI ESG Controversies Score above 0 to remain in the index, while companies that are currently not constituents of the index are required to have an MSCI ESG Controversies Score above 2 to be eligible for inclusion. To maintain risk and return characteristics similar to the MSCI USA Index, the universe of eligible companies are optimized using parameters for predicted tracking error (1.8%) relative to the parent index, maximum (5%) and minimum (0.1%) constituent weight relative to the parent index, sector variation from the parent index (+/-3%), turnover and other factors. Since constituent selection and weights are determined using optimization, the Underlying Index is not capitalization weighted.
Index Maintenance. The composition of the Underlying Index is reviewed on a quarterly basis. Companies can only be added to the Underlying Index at regular index reviews. Current index constituents are reviewed to determine if any of them should be removed using the optimization described above. At the quarterly index reviews, companies with ESG Controversies Scores below are removed. The Underlying Index is optimized on a quarterly basis coinciding with the regular index reviews of the MSCI Global Investable Market Indexes. Changes are effective at the beginning of March, June, September and December.
Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. Companies deleted from the MSCI USA Index between quarterly index reviews due to corporate events maintenance are simultaneously deleted from the Underlying Index.
Index Availability. The MSCI USA Extended ESG Select Index is calculated continuously and is available from major data vendors.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Index is rebalanced on a quarterly basis coinciding with the regular Index Review of the MSCI Global Investable Market Indexes.
Additional Information. “MSCI,” “MSCI KLD 400 Social Index” and “MSCI USA Extended ESG Select Index” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BFA or its affiliates. The Funds are neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in any of the Funds.
The Russell Indexes
Component Selection Criteria. The securities in the Russell indexes (sometimes referred to as the “components”) are reviewed and reconstituted annually, typically after the close on the last Friday in June to reflect changes in the marketplace. The Russell 1000® Index is a subset of the Russell 3000® Index.
The Russell 3000® Index measures the performance of approximately the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually, typically after the close on the last Friday in June, to ensure new and growing equities are included.
The starting universe for the Russell 3000® Index includes all issuers listed on a U.S. Exchange that are either U.S. incorporated or incorporated in certain non-U.S. jurisdictions as Benefit-Driven Incorporations (typically tax benefit incorporations), subject to the following rules and exceptions:
•
stocks must trade at or above $1.00 on the last business day of August to be eligible for inclusion. If a stock in the index has a price lower than $1, it can remain in the index if the average price for the month is greater than $1;
•
for ranking and membership determination, all common share classes for a single company are combined to determine total market capitalization;
•
in cases where there are multiple common stock share classes and the share classes act independently of each other, each class is considered for inclusion separately; and
•
also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks.
All eligible securities are sorted by decreasing total market capitalization to determine index eligibility.
The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large- and mid-capitalization segments of the investable U.S. equity market. It is a float-adjusted capitalization-weighted index consisting approximately 1000 of the largest issuers in the Russell 3000 Index.
For the Russell 3000® Index and the Russell 1000® Index, the weights of component issuers are adjusted based on available float-weighted capitalization according to the market value of their available outstanding shares. The impact of a component security’s price change is proportional to the issuer’s total market value, which is the share price times the number of shares available. Each Russell Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.
Frank Russell Company uses a probability measure to assign stocks to the growth and value style indexes. The probability measure is used to indicate the degree of certainty that a stock is value or growth, based on three fundamental indicators: relative price-to-book ratio, Institutional Brokers’ Estimate System forecast medium-term growth (2 years) and sales per share historical growth (5 years). This method allows stocks to be represented as having both growth and value characteristics, while preserving the additive nature of the indexes. As a result, a stock may be a component of a Russell growth style index and also a component of the corresponding value style index, although the stock would likely have a different weight in each index.
Issue Changes. Securities that leave the Russell Indexes between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant indexes.

When acquisitions or mergers take place, the stock’s capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. The only additions between reconstitution dates are as a result of spin-offs and IPOs.
Index Maintenance. Maintaining the Russell indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs and quarterly initial public offerings. In addition, significant share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell indexes.
Index Availability. The Russell indexes are calculated continuously and are available from major data vendors.
Russell 1000 Basic Materials RIC 22.5/45 Capped Index
Number of Components: approximately 39
Index Description. The Russell 1000 Basic Materials RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the basic materials sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.
Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index
Number of Components: approximately 173
Index Description. The Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index is designed to measure the performance of large- and mid-capitalization companies in the consumer discretionary sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 15%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 22.5%. Between scheduled quarterly index reviews, the Underlying Index is monitored daily using constituent weights and forward looking information to ensure all companies that constitute more than 4.8% of the weight of the Underlying Index do not constitute more than 24% of a weight of the Underlying Index in the aggregate. On the calculation day where the threshold has been breached, the index is recapped using the quarterly capping methodology.
Russell 1000 Consumer Staples RIC 22.5/45 Capped Index
Number of Components: approximately 52
Index Description. The Russell 1000 Consumer Staples RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the consumer staples sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.
Russell 1000 Energy RIC 22.5/45 Capped Index
Number of Components: approximately 42
Index Description. The Russell 1000 Energy RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the energy sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.

Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index
Number of Components: approximately 139
Index Description. The Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index is designed to measure the performance of large- and mid-capitalization companies in the financials sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 15%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 22.5%. Between scheduled quarterly index reviews, the Underlying Index is monitored daily using constituent weights and forward looking information to ensure all companies that constitute more than 4.8% of the weight of the Underlying Index do not constitute more than 24% of the weight of the Underlying Index in the aggregate. On the calculation day where the threshold has been breached, the index is recapped using the quarterly capping methodology.
Russell 1000 Health Care RIC 22.5/45 Capped Index
Number of Components: approximately 112
Index Description. The Russell 1000 Health Care RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the healthcare sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.
Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index
Number of Components: approximately 179
Index Description. The Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index is designed to measure the performance of large- and mid-capitalization companies in the industrials sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 15%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 22.5%. Between scheduled quarterly index reviews, the Underlying Index is monitored daily using constituent weights and forward looking information to ensure all companies that constitute more than 4.8% of the weight of the Underlying Index do not constitute more than 24% of the weight of the Underlying Index in the aggregate. On the calculation day where the threshold has been breached, the index is recapped using the quarterly capping methodology.
Russell 1000 Technology RIC 22.5/45 Capped Index
Number of Components: approximately 139
Index Description. The Russell 1000 Technology RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the technology sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.
Russell 1000 Utilities RIC 22.5/45 Capped Index
Number of Components: approximately 44
Index Description. The Russell 1000 Utilities RIC 22.5/45 Capped Index is designed to measure the performance of large- and mid-capitalization companies in the utilities sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index.

The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.
The S&P Select Industry FMC Index
Component Selection Criteria. SPDJI’s various Index Committees are responsible for the overall management of SPDJI’s indices (“S&P DJI Indices”). Issuers (i.e., the “components”) selected for the S&P U.S. indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (“GICS® ”) must be a member of the S&P Total Market Index (TMI). The issuers are screened to eliminate Business development companies (BDCs), preferred stock, limited partnerships (LPs), convertible preferred stock, master limited partnerships (MLPs), unit trusts, limited liability companies (LLCs), equity warrants, closed-end funds, convertible bonds, ETFs, investment trusts, ETNs, rights, royalty trusts, American depositary receipts (ADRs), and special purpose acquisition companies (SPACs). The stock of each constituent must trade on either the NYSE, the NYSE American, Cboe or on NASDAQ. Additionally, only one share class per constituent will be included in an Index. The share class is selected by SPDJI and is generally defined as the largest, most liquid share class. The following criteria are then analyzed to determine an issuer’s eligibility for inclusion in the S&P DJI Indexes: (i) where the issuers are domiciled; (ii) the exchange listing; (iii) the organizational structure; (iv) share type; (v) liquidity; and (vi) investable weight factor (the available float shares divided by total shares outstanding).
The S&P DJI’s Indices are capitalization-weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using SPDJI’s methodology) multiplied by the constituent’s share price. The market capitalizations of an Index’s components are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index’s constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.
Index Eligibility. To qualify for membership in the index, at each quarterly rebalancing, a stock must be a member of the S&P Total Market Index (the “TMI”) and classified by S&P DJI Indices as a primary sub-industry stock (“primary stock”) for its index. Further, eligible stocks must meet at least one of the following float-adjusted market capitalization (“FMC”) and float-adjusted liquidity ratio (“FALR”) requirements determined by S&P DJI Indices:
a. Be a current constituent, have an FMC greater than or equal to US$ 300 million, and have an FALR greater than or equal to 50%.
b. Have an FMC greater than or equal to US$ 500 million and an FALR greater than or equal to 90%.
c. Have an FMC greater than or equal to US$ 400 million and an FALR greater than or equal to 150%.
However, minimum FMC requirements may be relaxed for each S&P Select Industry FMC Index to ensure that there are at least 22 stocks in each index as of each rebalancing effective date.
Issue Changes. General oversight responsibility for the S&P DJI Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases, with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.
Stocks are added between rebalancing dates only if a deletion in the index causes the stock count to fall below 22. In those cases, each stock deletion is accompanied with a stock addition. The new addition will be added to the index with index shares that are commensurate with the index shares of the stock in a hypothetical rebalancing using the closing prices on the date the addition is announced. The index shares for all current constituents will remain constant. In the case of spin-offs, the S&P Select Industry FMC Index will follow the S&P TMI’s treatment of the action.
A stock is deleted from an S&P Select Industry FMC Index if the S&P TMI drops the stock. If a stock deletion causes the number of stocks in the relevant index to fall below 22, each stock deletion is accompanied with a corresponding stock addition. In the case of mergers involving two index constituents, the merged entity will remain in the index provided that it meets all general eligibility requirements. In case of GICS changes, where a stock does not belong to a qualifying sub-industry after the classification change, it is removed from the relevant index at the next rebalancing.
Index Maintenance. Maintaining the S&P DJI Indices includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.
Index membership is reviewed quarterly and occurs after the closing on the third Friday of the quarter ending month. The reference date for additions and deletions is after the closing of the last trading date of the previous month. Closing prices as of the Wednesday prior to the second Friday of the rebalancing month are used for setting capped index weights.
An issuer will be removed from the S&P DJI Indices as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.
When calculating index weights, individual component shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer’s shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index components. In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.
Each issuer’s financial statements will be used to update the major shareholders’ ownership. However, during the course of the year, SPDJI also monitors each issuer’s Investable Weight Factor (“IWF”) which is SPDJI’s term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (i.e., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible. Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.us.spindices.com.
Index Availability. The S&P Select Industry FMC Index is calculated continuously and is available from major data vendors.
S&P Transportation Select Industry FMC Capped Index
Number of Components: approximately 47
Index Description. The S&P Transportation Select Industry FMC Capped Index is designed to measure the performance of U.S. companies within the transportation industry. Securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares.
The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by SPDJI) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.
Closing prices as of the second Friday of the last month of the quarter are used for setting Underlying Index weights for each quarterly rebalancing. The Underlying Index is a float-adjusted market capitalization weighted version of the S&P Transportation Select Industry Index. If any issuer’s weight exceeds 22.5% at quarterly rebalance, that issuer’s weight is capped and all excess weight is proportionally redistributed to all uncapped issuers within the Underlying Index. If, after this redistribution, any other issuer breaches the issuer weight cap the process is repeated iteratively until no issuer breaches the issuer capping rule. If the aggregate weight of issuers with weights greater than 4.5% exceeds 45% of the Underlying Index, all issues are ranked in descending order of their weights and the issuer with the smallest weight above 4.5% is identified and reduced until (1) the aggregate weight of issuers with weights greater than 4.5% equals 45% or less, or (2) 4.5%, whichever is greater. The excess weight is proportionally redistributed to all issuers with weights below 4.5% such that any issuer that receives such excess weight does not breach the 4.5% cap. This process is repeated iteratively until the aggregate weight of issuers with weights greater than 4.5% equals 45% or less. The weight of one or more securities in the Underlying Index may exceed these constraints due to fluctuations in market value, corporate actions or other events that change the index composition between quarterly rebalance dates.
For more information about SPDJI, including its limited relationship with BlackRock, Inc. and its affiliates and the limitations of the S&P DJI indices, please refer to the applicable Prospectus.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
Each Fund (other than the iShares Core Dividend ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Dow Jones U.S. ETF, iShares Environmentally Aware Real Estate ETF, iShares MSCI KLD 400 Social ETF and iShares Select Dividend ETF) will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares Dow Jones U.S. ETF and iShares Select Dividend ETF will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging)

purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.
Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
Each of the iShares Core High Dividend ETF and iShares MSCI KLD 400 Social ETF will not:
1.
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
The iShares Core Dividend ETF and iShares Environmentally Aware Real Estate ETF will not:
1.
Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.
Borrow money, except as permitted under the 1940 Act.
3.
Issue senior securities to the extent such issuance would violate the 1940 Act.
4.
Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.
Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.
7.
Make loans to the extent prohibited by the 1940 Act.
The iShares Core Dividend Growth ETF will not:
1.
Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.
Borrow money, except as permitted under the 1940 Act.
3.
Issue senior securities to the extent such issuance would violate the 1940 Act.
4.
Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.
Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.
7.
Make loans to the extent prohibited by the 1940 Act.
8.
Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.
Notations Regarding each of the iShares Core Dividend ETF's, iShares Core Dividend Growth ETF's and iShares Environmentally Aware Real Estate ETF's Fundamental Investment Policies
The following notations are not considered to be part of the iShares Core Dividend ETF's, iShares Core Dividend Growth ETF's and iShares Environmentally Aware Real Estate ETF’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the iShares Core Dividend ETF's, iShares Core Dividend Growth ETF's and iShares Environmentally Aware Real Estate ETF's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. (Each Fund's total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the iShares Core

Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the iShares Core Dividend ETF's, iShares Core Dividend Growth ETF's and iShares Environmentally Aware Real Estate ETF's’s underwriting commitments, when added to the value of a fund’s investments in issuers where a fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
All Funds Other Than the iShares Core Dividend ETF, iShares Core Dividend Growth ETF and iShares Environmentally Aware Real Estate ETF
Each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund's holdings in illiquid investments to 15% of a Fund's net assets. BFA monitors Fund holdings in illiquid investments, pursuant to the Liquidity Program.
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

All Funds
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, for all Funds other than iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (the “iShares Morningstar ETFs”) and iShares Core Dividend Growth ETF, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underlying Index and for each of the iShares Morningstar ETFs and iShares Core Dividend Growth ETF, in component securities of its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of ___ funds as of September 1, 2023. With the exception of Robert S. Kapito, Salim Ramji, Dominik Rohé and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Rohé and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (1957)	Trustee (since 2009).
President, BlackRock, Inc. (since
2006); Vice Chairman of BlackRock,
Inc. and Head of BlackRock’s
Portfolio Management Group (since
its formation in 1998) and BlackRock,
Inc.’s predecessor entities (since
1988); Trustee, University of
Pennsylvania (since 2009); President
of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji[2] (1970)	Trustee (since 2019).
Senior Managing Director, BlackRock,
Inc. (since 2014); Global Head of
BlackRock’s ETF and Index
Investments Business (since 2019);
Head of BlackRock’s U.S. Wealth
Advisory Business (2015-2019);
Global Head of Corporate Strategy,
BlackRock, Inc. (2014-2015); Senior
Partner, McKinsey & Company (2010-
2014).
Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

1
Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
2
Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of
the Audit Committee (2012-2018),
Chair of the Nominating and
Governance Committee (2017-2018)
and Director of PHH Corporation
(mortgage solutions) (2012-2018);
Managing Director and Global Head
of Financial Holding Company
Governance & Assurance and the
Global Head of Operational Risk
Management of Morgan Stanley
(2006-2012).

Director of iShares, Inc. (since 2015);
Trustee of iShares U.S. ETF Trust
(since 2015); Member of the Audit
Committee (since 2016), Chair of the
Audit Committee (since 2020) and
Director of The Hanover Insurance
Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee
(since 2019) and Trustee and
Member of the Finance, Audit and
Quality Committees of Stanford
Health Care (since 2016); Trustee of
WNET, New York's public media
company (since 2011) and Member
of the Audit Committee (since 2018),
Investment Committee (since 2011)
and Personnel Committee (since
2022); Chair (1994-2005) and
Member (1992-2021) of the
Investment Committee, Archdiocese
of San Francisco; Trustee of Forward
Funds (14 portfolios) (2009-2018);
Trustee of Salient MF Trust (4
portfolios) (2015-2018); Director
(1998-2013) and President (2007-
2011) of the Board of Directors,
Catholic Charities CYO; Trustee
(2002-2011) and Chair of the Finance
and Investment Committee (2006-
2010) of the Thacher School;
Director of the Senior Center of
Jackson Hole (since 2020); Director
of the Jackson Hole Center for the
Arts (since 2021); Member of the
Wyoming State Investment Funds
Committee (since 2022).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz
Professor of Accounting, University
of Chicago Booth School of Business
(since 2017); Advisory Board
Member (since 2016) and Director
(since 2020) of C.M. Capital
Corporation; Chair of the Board for
the Center for Research in Security
Prices, LLC (since 2020); Robert K.
Jaedicke Professor of Accounting,
Stanford University Graduate School
of Business (2001-2017); Professor of
Law (by courtesy), Stanford Law
School (2005-2017); Senior Associate
Dean for Academic Affairs and Head
of MBA Program, Stanford University
Graduate School of Business (2010-
2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).
Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc.
(since September 2019); Chief
Financial Officer of iShares Delaware
Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds
IV, BlackRock Funds V and BlackRock
Funds VI (since 2021); Executive Vice
President of PIMCO (2016-2019);
Senior Vice President of PIMCO
(2008-2015); Treasurer (2013-2019)
and Assistant Treasurer (2007-2017)
of PIMCO Funds, PIMCO Variable
Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust, 2 PIMCO-sponsored
interval funds and 21 PIMCO-
sponsored closed-end funds.

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (1967)	Chief Compliance Officer (since 2006).
Chief Compliance Officer of
BlackRock Advisors, LLC and the
BlackRock-advised Funds in the
BlackRock Multi-Asset Complex and
the BlackRock Fixed-Income
Complex (since 2014); Chief
Compliance Officer of BFA (since
2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director, BlackRock, Inc.
(since 2018); Director, BlackRock, Inc.
(2009-2018); Head of U.S. iShares
Product (since 2022); Head of EII U.S.
Product Engineering (since 2021);
Co-Head of EII’s Americas Portfolio
Engineering (2020-2021); Head of
Developed Markets Portfolio
Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).
James Mauro (1970)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of

Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree from Cambridge University and is a CFA charter holder.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2022. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Equity Plus and Nominating and Governance Committees of each Board from 2019 to 2021, and as Chair of each Board since 2022. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016, and as Chair of the Audit Committee since 2020. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has also served as a Director of One Generation Away, a non-profit which works to bring healthy food directly to people in need, since 2021. Mr. Fagnani has a BS degree in Accounting from LaSalle University.

Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2022. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Trust's Board from 2016 to 2021, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2022. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Previously, Ms. Herbert served as Trustee of the Montgomery Funds from 1992 to 2003, the Pacific Select Funds from 2004 to 2005, the Forward Funds from 2009 to 2018, the Salient Funds from 2015 to 2018 and the Thrivent Church Loan and Income Fund from 2019 to 2022. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She was appointed to the Wyoming State Investment Funds Committee in 2022. She became a member of the Governing Council of the Independent Directors Council in 2018. She has served as a Director of the Senior Center of Jackson Hole since 2020 and of the Jackson Hole Center for the Arts since 2021. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton has also served as a member of the Compensation and Finance and Risk Committees and Director of Jackson Financial Inc. since 2021. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has been an Adjunct Professor at the University of North Texas since 2021. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. From 2017 to 2020, Mr. Martinez served as a Board member for the Cloudera Foundation. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business, since 2020. He has served on the Advisory Board of C.M. Capital Corporation since 2016 and as a Director of C.M. Capital Corporation since 2020. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of

Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.

Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), Cecilia H. Herbert and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended April 30, 2023.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met two times during the fiscal year ended April 30, 2023.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended April 30, 2023.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met five times during the fiscal year ended April 30, 2023.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended April 30, 2023.

The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended April 30, 2023.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met six times during the fiscal year ended April 30, 2023.
As the Chair of the Board, John E. Kerrigan may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2022, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji	iShares Broad USD Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Commodity Curve Carry Strategy ETF	$50,001-$100,000
	iShares Core Aggressive Allocation ETF	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares ESG Aware MSCI USA ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares Global Clean Energy ETF	$1-$10,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$50,001-$100,000
	iShares High Yield Corporate Bond Buywrite Strategy ETF	$10,001-$50,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Investment Grade Corporate Bond Buywrite Strategy ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Min Vol Factor ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

John E. Kerrigan	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares ESG Advanced MSCI EAFE ETF	$1-$10,000
	iShares ESG Advanced MSCI USA ETF	$1-$10,000
	iShares ESG Aware MSCI EAFE ETF	$10,001-$50,000
	iShares ESG Aware MSCI EM ETF	$1-$10,000
	iShares ESG Aware MSCI USA ETF	Over $100,000
	iShares ESG Aware MSCI USA Small-Cap ETF	$1-$10,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Genomics Immunology and Healthcare ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	Over $100,000
	iShares Global Infrastructure ETF	Over $100,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Growth ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$50,001-$100,000
	iShares MSCI Emerging Markets Min Vol Factor ETF	$10,001-$50,000
	iShares MSCI KLD 400 Social ETF	$10,001-$50,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares MSCI USA Min Vol Factor ETF	$10,001-$50,000
	iShares MSCI USA Momentum Factor ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$1-$10,000
	iShares U.S. Infrastructure ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

Jane D. Carlin	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI Global Metals & Mining Producers ETF	$10,001-$50,000
	iShares Select Dividend ETF	$50,001-$100,000

Richard L. Fagnani	iShares Core Dividend Growth ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI EAFE ETF	$50,001-$100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Morningstar Growth ETF	Over $100,000
	iShares Morningstar Mid-Cap Value ETF	$10,001-$50,000
	iShares MSCI Intl Value Factor ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	Over $100,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$1-$10,000

Drew E. Lawton	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	$50,001-$100,000	Over $100,000
	iShares Biotechnology ETF	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Expanded Tech Sector ETF	$50,001-$100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares iBonds Dec 2023 Term Treasury ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Healthcare ETF	Over $100,000

John E. Martinez	iShares 1-5 Year Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Core MSCI International Developed Markets ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
As of December 31, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2023, each current Independent Trustee is paid an annual retainer of $440,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $125,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $30,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $45,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended April 30, 2023 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2022.

Name	iShares Cohen & Steers REIT ETF	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF
Independent Trustees:

Jane D. Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares Core U.S. REIT ETF	iShares Dow Jones U.S. ETF	iShares Environmentally Aware Real Estate ETF[1]	iShares Morningstar Growth ETF
Independent Trustees:

Jane D. Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF
Independent Trustees:

Jane D Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF
Independent Trustees:

Jane D. Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF	iShares U.S. Basic Materials ETF
Independent Trustees:

Jane D. Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares U.S. Consumer Discretionary ETF	iShares U.S. Consumer Staples ETF	iShares U.S. Energy ETF	iShares U.S. Financial Services ETF
Independent Trustees:

Jane D. Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares U.S. Financials ETF	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Technology ETF
Independent Trustees:

Jane D. Carlin	$___	$___	$___	$___
Richard L. Fagnani	___	___	___	___
Cecilia H. Herbert	___	___	___	___
John E. Kerrigan	___	___	___	___
Drew E. Lawton	___	___	___	___
John E. Martinez	___	___	___	___
Madhav V. Rajan	___	___	___	___

Interested Trustees:

Robert S. Kapito	$__	$__	$__	$__
Salim Ramji	__	__	__	__

Name	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF
Independent Trustees:

Jane D. Carlin	$___	$___
Richard L. Fagnani	___	___
Cecilia H. Herbert	___	___
John E. Kerrigan	___	___
Drew E. Lawton	___	___
John E. Martinez	___	___
Madhav V. Rajan	___	___

Interested Trustees:
Robert S. Kapito	$__	$__
Salim Ramji	__	__

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Funds and Fund Complex[3]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	$465,000
Richard L. Fagnani	Not Applicable	Not Applicable	476,764
Cecilia H. Herbert	Not Applicable	Not Applicable	475,000
John E. Kerrigan	Not Applicable	Not Applicable	505,000
Drew E. Lawton	Not Applicable	Not Applicable	461,764
John E. Martinez	Not Applicable	Not Applicable	450,000
Madhav V. Rajan	Not Applicable	Not Applicable	450,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Funds and Fund Complex[3]
Salim Ramji	Not Applicable	Not Applicable	0

1
Compensation reported is from the Fund’s inception to April 30, 2023.
2
No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
3
Also includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
[The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of July 31, 2023. ]
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of July 31, 2023, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares Cohen & Steers REIT ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares Core Dividend ETF		__ %
__ %
__ %
__ %
__ %

iShares Core Dividend Growth ETF		__ %
__ %
__ %
__ %
__ %
__ %

iShares Core High Dividend ETF		__ %
__ %
__ %
__ %

iShares Core U.S. REIT ETF		__ %
__ %
__ %

iShares Dow Jones U.S. ETF		__ %

Fund	Name	Percentage of Ownership
__ %
__ %
__ %
__ %

iShares Environmentally Aware Real Estate ETF		__ %
__ %
__ %
__ %
__ %

iShares Morningstar Growth ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares Morningstar Mid-Cap ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares Morningstar Mid-Cap Growth ETF		__ %
__ %
__ %
__ %
__ %

iShares Morningstar Mid-Cap Value ETF		__ %
__ %
__ %
__ %
__ %
__ %

iShares Morningstar Small-Cap ETF		__ %
__ %
__ %
__ %

Fund	Name	Percentage of Ownership
__ %
__ %
__ %

iShares Morningstar Small-Cap Growth ETF		__ %
__ %
__ %
__ %
__ %
__ %

iShares Morningstar Small-Cap Value ETF		__ %
__ %
__ %
__ %
__ %
__ %

iShares Morningstar U.S. Equity ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares Morningstar Value ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares MSCI KLD 400 Social ETF		__ %
__ %
__ %
__ %
__ %
__ %

iShares MSCI USA ESG Select ETF		__ %
__ %
__ %
__ %
__ %

Fund	Name	Percentage of Ownership
__ %

iShares Select Dividend ETF		__ %
__ %
__ %
__ %

iShares U.S. Basic Materials ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares U.S. Consumer Discretionary ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares U.S. Consumer Staples ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares U.S. Energy ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares U.S. Financial Services ETF		__ %
__ %
__ %
__ %
__ %
__ %

Fund	Name	Percentage of Ownership
__ %

iShares U.S. Financials ETF		__ %
__ %
__ %
__ %
__ %

iShares U.S. Healthcare ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares U.S. Industrials ETF		__ %
__ %
__ %
__ %
__ %

iShares U.S. Technology ETF		__ %
__ %
__ %
__ %

iShares U.S. Transportation ETF		__ %
__ %
__ %
__ %
__ %
__ %
__ %

iShares U.S. Utilities ETF		__ %
__ %
__ %
__ %
__ %
Conflicts of Interest.  Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and sales, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises.

It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or, to the extent permitted by the SEC and applicable law, BlackRock serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients based on the underlying securities, currencies or instruments in which a Fund may invest or on the performance of the Fund. An entity in which BlackRock has a significant minority interest will create, write or issue options which may be based on the performance of certain Funds. BlackRock has the right to receive a portion of the gross revenue earned by such entity. Options writing by such entity on a Fund could potentially lead to increased purchase activity with respect to the Fund and increased assets under management for BlackRock.
BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock may receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. However, BlackRock will not receive any such payments on those derivative products utilized by the Funds or other BlackRock funds or accounts. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability or success of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of a Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of such Funds. In addition, transactions in Fund shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of a Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund's flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock, its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section in this SAI, when market quotations are not readily available or are believed by BFA to be unreliable, each Fund’s investments are valued at fair value by BFA. BFA has been designated as each Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BFA’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BFA pricing committees and in accordance with BFA’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BFA with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
Under an ETF Services Agreement, certain Funds have retained BRIL, an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions, or any additional costs, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not apply to the client’s investment in a Fund.
Present and future activities of BlackRock (including BFA), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).

The following describes the calculation of the management fee for each Fund whose management fee is subject to breakpoints. The management fee for all Funds is set forth in the table that follows the description of breakpoints.
For its investment advisory services to the iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF, BFA is paid a management fee from such Funds corresponding to each Fund’s allocable portion of an aggregate management fee calculated based on the aggregate average daily net assets of the following iShares Funds: iShares U.S. Aerospace & Defense ETF, iShares U.S. Basic Materials ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Industrials ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Technology ETF, iShares U.S. Telecommunications ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF. The aggregate management fee is calculated as follows: 0.4800% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.4300% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion, plus 0.3800% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion, plus 0.3400% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion, plus 0.3300% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion, plus 0.3100% per annum of the aggregate net assets over $50.0 billion, up to and including $60.0 billion, plus 0.2945% per annum of the aggregate net assets in excess of $60.0 billion.
For its investment advisory services to the iShares Select Dividend ETF, BFA is paid a management fee from the iShares Select Dividend ETF calculated based on the aggregate average daily net assets of the following iShares funds: iShares Latin America 40 ETF, iShares MSCI Pacific ex Japan ETF, iShares Preferred and Income Securities ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF and iShares Select Dividend ETF. The management fee for the iShares Select Dividend ETF equals the ratio of the Fund's net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.4000% per annum of the aggregate net assets less than or equal to $46 billion, plus 0.3800% per annum of the aggregate net assets over $46 billion, up to and including $81 billion, plus 0.3610% per annum of the aggregate net assets over $81 billion, up to and including $111 billion, plus 0.3430% per annum of the aggregate net assets over $111 billion, up to and including $141 billion, plus 0.3259% per annum of the aggregate net assets over $141 billion, up to and including $171 billion, plus 0.3096% per annum of the aggregate net assets in excess of $171 billion.
For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF. The management fee for the iShares Cohen & Steers REIT ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.3500% per annum of the aggregate net assets less than or equal to $121 billion, plus 0.3325% per annum of the aggregate net assets over $121 billion, up to and including $181 billion, plus 0.3159% per annum of the aggregate net assets over $181 billion, up to and including $231 billion, plus 0.3001% per annum of the aggregate net assets over $231 billion, up to and including $281 billion, plus 0.2851% per annum of the aggregate net assets in excess of $281 billion.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses to reduce the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The following table sets forth the management fee at the annual rate (as a percentage of each Fund's average daily net assets) BFA received from each Fund for the fiscal year ended April 30, 2023 and the management fees (net of waivers) each Fund paid BFA for the fiscal years noted.

Fund	Management Fee for the Fiscal Year Ended April 30, 2023	Fund Inception Date	Management Fees Paid for Fiscal Year Ended April 30, 2023	Management Fees Paid for Fiscal Year Ended April 30, 2022	Management Fees Paid for Fiscal Year Ended April 30, 2021
iShares Cohen & Steers REIT ETF	__%	01/29/01	$__	$8,492,687	$6,286,568
iShares Core Dividend ETF[1]	__%	11/07/17	__	391,451	98,644
iShares Core Dividend Growth ETF	__%	06/10/14	__	16,969,924	10,590,533
iShares Core High Dividend ETF	__%	03/29/11	__	6,140,494	4,651,321
iShares Core U.S. REIT ETF	__%	05/01/07	__	1,903,511	1,216,256
iShares Dow Jones U.S. ETF	__%	06/12/00	__	3,429,146	2,727,476
iShares Environmentally Aware Real Estate ETF	__%	11/15/22	__	N/A	N/A
iShares Morningstar Growth ETF[2]	__%	06/28/04	__	825,955	4,082,655
iShares Morningstar Mid-Cap ETF[3]	__%	06/28/04	__	351,696	1,620,367
iShares Morningstar Mid-Cap Growth ETF[4]	__%	06/28/04	__	763,079	3,290,251
iShares Morningstar Mid-Cap Value ETF[5]	__%	06/28/04	__	289,187	988,368
iShares Morningstar Small-Cap ETF[6]	__%	06/28/04	__	93,125	463,451
iShares Morningstar Small-Cap Growth ETF[7]	__%	06/28/04	__	269,462	1,252,672
iShares Morningstar Small-Cap Value ETF[8]	__%	06/28/04	__	255,178	813,048
iShares Morningstar U.S. Equity ETF[9]	__%	06/28/04	__	270,176	1,483,012
iShares Morningstar Value ETF[10]	__%	06/28/04	__	311,107	1,132,604
iShares MSCI KLD 400 Social ETF	__%	11/14/06	__	9,104,412	5,938,742
iShares MSCI USA ESG Select ETF	__%	01/24/05	__	9,672,606	5,147,153
iShares Select Dividend ETF	__%	11/03/03	__	73,109,642	54,655,670
iShares U.S. Basic Materials ETF	__%	06/12/00	__	3,584,401	2,187,574
iShares U.S. Consumer Discretionary ETF	__%	06/12/00	__	5,250,594	4,729,873
iShares U.S. Consumer Staples ETF	__%	06/12/00	__	3,033,955	2,677,838
iShares U.S. Energy ETF	__%	06/12/00	__	10,339,924	2,621,842
iShares U.S. Financial Services ETF	__%	06/12/00	__	9,614,254	5,815,930
iShares U.S. Financials ETF	__%	05/22/00	__	9,373,370	6,067,265
iShares U.S. Healthcare ETF	__%	06/12/00	__	11,335,400	10,048,208
iShares U.S. Industrials ETF	__%	06/12/00	__	6,386,753	4,438,894
iShares U.S. Technology ETF	__%	05/15/00	__	33,170,847	25,925,771
iShares U.S. Transportation ETF	__%	10/06/03	__	6,764,193	4,975,770
iShares U.S. Utilities ETF	__%	06/12/00	__	3,323,233	3,291,930

1
Effective October 25, 2022, the management fee for the iShares Core Dividend ETF is 0.05%. Prior to October 25, 2022, the management fee for the iShares Core Dividend ETF was 0.25%.
2
Effective March 22, 2021, the management fee for the iShares Morningstar Growth ETF is 0.04%. Prior to March 22, 2021, the management fee for the iShares Morningstar Growth ETF was 0.25%.
3
Effective March 22, 2021, the management fee for the iShares Morningstar Mid-Cap ETF is 0.04%. Prior to March 22, 2021, the management fee for the iShares Morningstar Mid-Cap ETF was 0.25%.
4
Effective March 22, 2021, the management fee for the iShares Morningstar Mid-Cap Growth ETF is 0.06%. Prior to March 22, 2021, the management fee for the iShares Morningstar Mid-Cap Growth ETF was 0.30%.
5
Effective March 22, 2021, the management fee for the iShares Morningstar Mid-Cap Value ETF is 0.06%. Prior to March 22, 2021, the management fee for the iShares Morningstar Mid-Cap Value ETF was 0.30%.
6
Effective March 22, 2021, the management fee for the iShares Morningstar Small-Cap ETF is 0.04%. Prior to March 22, 2021, the management fee for the iShares Morningstar Small-Cap ETF was 0.25%.
7
Effective March 22, 2021, the management fee for the iShares Morningstar Small-Cap Growth ETF is 0.06%. Prior to March 22, 2021, the management fee for the iShares Morningstar Small-Cap Growth ETF was 0.30%.
8
Effective March 22, 2021, the management fee for the iShares Morningstar Small-Cap Value ETF is 0.06%. Prior to March 22, 2021, the management fee for the iShares Morningstar Small-Cap Value ETF was 0.30%.
9
Effective March 22, 2021, the management fee for the iShares Morningstar U.S. Equity ETF is 0.03%. Prior to March 22, 2021, the management fee for the iShares Morningstar U.S. Equity ETF was 0.20%.
10
Effective March 22, 2021, the management fee for the iShares Morningstar Value ETF is 0.04%. Prior to March 22, 2021, the management fee for the iShares Morningstar Value ETF was 0.25%.

The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of April 30, 2023, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	__	$__
Other Pooled Investment Vehicles	__	__
Other Accounts	__	__

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	__	$__
Other Pooled Investment Vehicles	__	__
Other Accounts	__	__

Paul Whitehead
Types of Accounts	Number	Total Assets
Registered Investment Companies	__	$__
Other Pooled Investment Vehicles	__	__
Other Accounts	__	__
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that constitute those indexes or through a representative sampling of the securities and other financial instruments that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2023:

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	__	__
Other Pooled Investment Vehicles	__	__
Other Accounts	__	__

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	__	__
Other Pooled Investment Vehicles	__	__
Other Accounts	__	__

Paul Whitehead
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	__	__
Other Pooled Investment Vehicles	__	__
Other Accounts	__	__
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of April 30, 2023.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to the portfolios’ investment objectives (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of April 30, 2023, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF
iShares Core Dividend ETF
iShares Core Dividend Growth ETF
iShares Core High Dividend ETF
iShares Core U.S. REIT ETF
iShares Dow Jones U.S. ETF
iShares Environmentally Aware Real Estate ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Select Dividend ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Industrials ETF
iShares U.S. Technology ETF
iShares U.S. Transportation ETF
iShares U.S. Utilities ETF

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF
iShares Core Dividend ETF
iShares Core Dividend Growth ETF
iShares Core High Dividend ETF
iShares Core U.S. REIT ETF
iShares Dow Jones U.S. ETF
iShares Environmentally Aware Real Estate ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Select Dividend ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Industrials ETF
iShares U.S. Technology ETF
iShares U.S. Transportation ETF
iShares U.S. Utilities ETF

Paul Whitehead
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Cohen & Steers REIT ETF
iShares Core Dividend ETF
iShares Core Dividend Growth ETF
iShares Core High Dividend ETF
iShares Core U.S. REIT ETF
iShares Dow Jones U.S. ETF
iShares Environmentally Aware Real Estate ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Select Dividend ETF

Paul Whitehead
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Industrials ETF
iShares U.S. Technology ETF
iShares U.S. Transportation ETF
iShares U.S. Utilities ETF
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.
iShares Environmentally Aware Real Estate ETF
State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is One Congress Street, Suite 1, Boston, MA 02114-2016. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2023	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2021
iShares Environmentally Aware Real Estate ETF	11/15/22	$__	N/A	N/A
iShares Core Dividend ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Core U.S. REIT ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar U.S. Equity ETF, iShares Morningstar Value ETF and iShares Select Dividend ETF
The Bank of New York Mellon (“BNY Mellon”) serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement (the “Master Services Agreement”). BNY Mellon’s principal address is 240 Greenwich Street, New York, NY 10286. Pursuant to the Master Services Agreement with the Trust, BNY Mellon provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, BNY Mellon maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund. BNY Mellon is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, BNY Mellon acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to BNY Mellon for the period noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to BNY Mellon from September 12, 2022 to April 30, 2023
iShares Core Dividend ETF	11/07/17	$__
iShares Core Dividend Growth ETF	06/10/14	__
iShares Core High Dividend ETF	03/29/11	__
iShares Core U.S. REIT ETF	05/01/07	__
iShares Morningstar Mid-Cap Value ETF	06/28/04	__
iShares Morningstar Small-Cap ETF	06/28/04	__
iShares Morningstar U.S. Equity ETF	06/28/04	__
iShares Morningstar Value ETF	06/28/04	__
iShares Select Dividend ETF	11/03/03	__
Prior to September 12, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to State Street from May 1, 2022 to September 11, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2021
iShares Core Dividend ETF	11/07/17	$__	$37,836	$32,705
iShares Core Dividend Growth ETF	06/10/14	__	276,292	194,503
iShares Core High Dividend ETF	03/29/11	__	104,737	87,346
iShares Core U.S. REIT ETF	05/01/07	__	42,292	34,802
iShares Morningstar Mid-Cap Value ETF	06/28/04	__	36,689	30,270
iShares Morningstar Small-Cap ETF	06/28/04	__	44,999	46,391
iShares Morningstar U.S. Equity ETF	06/28/04	__	33,056	32,620
iShares Morningstar Value ETF	06/28/04	__	34,301	29,891
iShares Select Dividend ETF	11/03/03	__	249,658	199,412
iShares Dow Jones U.S. ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF
Citibank serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement (the “Master Services Agreement”). Citibank’s principal address is 388 Greenwich Street, New York, NY 10013. Pursuant to the Master Services Agreement with the Trust, Citibank provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, Citibank makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, Citibank maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. Citibank is required, upon the order of the Trust, to deliver securities held by Citibank and to make payments for securities purchased by the Trust for each Fund. Citibank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, Citibank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, Citibank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to Citibank for the period noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to Citibank from July 11, 2022 to April 30, 2023
iShares Dow Jones U.S. ETF	06/12/00	$__
iShares MSCI KLD 400 Social ETF	11/14/06	__
iShares MSCI USA ESG Select ETF	01/24/05	__
iShares U.S. Basic Materials ETF	06/12/00	__
iShares U.S. Consumer Discretionary ETF	06/12/00	__
iShares U.S. Consumer Staples ETF	06/12/00	__
iShares U.S. Energy ETF	06/12/00	__
iShares U.S. Financial Services ETF	06/12/00	__
iShares U.S. Financials ETF	05/22/00	__
iShares U.S. Healthcare ETF	06/12/00	__
iShares U.S. Industrials ETF	06/12/00	__

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to Citibank from July 11, 2022 to April 30, 2023
iShares U.S. Technology ETF	05/15/00	__
iShares U.S. Transportation ETF	10/06/03	__
iShares U.S. Utilities ETF	06/12/00	__
Prior to July 11, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to State Street from May 1, 2022 to July 10, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2021
iShares Dow Jones U.S. ETF	06/12/00	$__	36,834	36,231
iShares MSCI KLD 400 Social ETF	11/14/06	__	56,459	45,698
iShares MSCI USA ESG Select ETF	01/24/05	__	59,232	42,302
iShares U.S. Basic Materials ETF	06/12/00	__	24,649	23,879
iShares U.S. Consumer Discretionary ETF	06/12/00	__	30,922	30,830
iShares U.S. Consumer Staples ETF	06/12/00	__	25,110	24,824
iShares U.S. Energy ETF	06/12/00	__	38,758	25,082
iShares U.S. Financial Services ETF	06/12/00	__	39,332	31,686
iShares U.S. Financials ETF	05/22/00	__	41,255	34,682
iShares U.S. Healthcare ETF	06/12/00	__	44,690	43,121
iShares U.S. Industrials ETF	06/12/00	__	33,838	30,254
iShares U.S. Technology ETF	05/15/00	__	109,634	93,763
iShares U.S. Transportation ETF	10/06/03	__	30,299	27,421
iShares U.S. Utilities ETF	06/12/00	__	24,619	25,652
iShares Cohen & Steers REIT ETF, iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF
JPMorgan serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement (the “Master Services Agreement”). JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Master Services Agreement with the Trust, JPMorgan provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, JPMorgan makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, JPMorgan maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. JPMorgan is required, upon the order of the Trust, to deliver securities held by JPMorgan and to make payments for securities purchased by the Trust for each Fund. JPMorgan is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, JPMorgan acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, JPMorgan receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to JPMorgan for the period noted:

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to JPMorgan from August 15, 2022 to April 30, 2023
iShares Cohen & Steers REIT ETF	01/29/01	$__
iShares Morningstar Growth ETF	06/28/04	__
iShares Morningstar Mid-Cap ETF	06/28/04	__
iShares Morningstar Mid-Cap Growth ETF	06/28/04	__
iShares Morningstar Small-Cap Growth ETF	06/28/04	__
iShares Morningstar Small-Cap Value ETF	06/28/04	__
Prior to August 15, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to State Street from May 1, 2022 to August 14, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2021
iShares Cohen & Steers REIT ETF	01/29/01	$__	$40,755	$34,069
iShares Morningstar Growth ETF	06/28/04	__	39,424	35,914
iShares Morningstar Mid-Cap ETF	06/28/04	__	39,926	35,193
iShares Morningstar Mid-Cap Growth ETF	06/28/04	__	42,792	38,901
iShares Morningstar Small-Cap Growth ETF	06/28/04	__	43,808	46,226
iShares Morningstar Small-Cap Value ETF	06/28/04	__	48,501	40,184
JPMorgan serves as custodian for certain Funds in connection with certain securities lending activities under a Custody Services Agreement. JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Custody Services Agreement with BTC and the Trust, JPMorgan provides custody and related services required to facilitate securities lending by each Fund. JPMorgan maintains custody as may be necessary to facilitate Fund securities lending activity in coordination with other funds, maintains custodial records and provides other services. As compensation for these services, JPMorgan receives certain fees and expenses paid by BTC from its compensation for its services as securities lending agent.
Distributor.  The Distributor's principal address is 50 Hudson Yards, New York, NY 10001. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.

BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending, including custodial costs of JPMorgan. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
Pursuant to the current Securities Lending Agency Agreement:
(i) domestic equity funds, such as all Funds except for the iShares Environmentally Aware Real Estate ETF (“Domestic Equity Funds”), retain 81% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
(i) international equity funds, such as the iShares Environmentally Aware Real Estate ETF (“International Equity Fund”), retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined in the Management—Trustees and Officers section of this SAI) in a calendar year exceeds a specified threshold, each applicable Fund, pursuant to the current Securities Lending Agency Agreement, will receive for the remainder of that calendar year securities lending income as follows:
Domestic Equity Funds
(i) 81% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees.
International Equity Fund
(i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended April 30, 2023 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended April 30, 2023.
Fund	iShares Cohen & Steers REIT ETF	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__
Administrative fees not included in securities lending income paid to BTC	__	__	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__
Rebates (paid to borrowers)	__	__	__	__
Other fees not included in securities lending income paid to BTC	__	__	__	__

Fund	iShares Cohen & Steers REIT ETF	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares Core U.S. REIT ETF	iShares Dow Jones U.S. ETF	iShares Environmentally Aware Real Estate ETF	iShares Morningstar Growth ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__
Administrative fees not included in securities lending income paid to BTC	__	__	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__
Rebates (paid to borrowers)	__	__	__	__
Other fees not included in securities lending income paid to BTC	__	__	__	__

Fund	iShares Core U.S. REIT ETF	iShares Dow Jones U.S. ETF	iShares Environmentally Aware Real Estate ETF	iShares Morningstar Growth ETF
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__
Administrative fees not included in securities lending income paid to BTC	__	__	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__
Rebates (paid to borrowers)	__	__	__	__

Fund	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF
Other fees not included in securities lending income paid to BTC	__	__	__	__
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__
Administrative fees not included in securities lending income paid to BTC	__	__	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__

Fund	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF
Rebates (paid to borrowers)	__	__	__	__
Other fees not included in securities lending income paid to BTC	__	__	__	__
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF	iShares U.S. Basic Materials ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__
Administrative fees not included in securities lending income paid to BTC	__	__	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__

Fund	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares Select Dividend ETF	iShares U.S. Basic Materials ETF
Rebates (paid to borrowers)	__	__	__	__
Other fees not included in securities lending income paid to BTC	__	__	__	__
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares U.S. Consumer Discretionary ETF	iShares U.S. Consumer Staples ETF	iShares U.S. Energy ETF	iShares U.S. Financial Services ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__
Administrative fees not included in securities lending income paid to BTC	__	__	__	__

Fund	iShares U.S. Consumer Discretionary ETF	iShares U.S. Consumer Staples ETF	iShares U.S. Energy ETF	iShares U.S. Financial Services ETF
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__
Rebates (paid to borrowers)	__	__	__	__
Other fees not included in securities lending income paid to BTC	__	__	__	__
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares U.S. Financials ETF	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Technology ETF
Gross income from securities lending activities	$__	$__	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__	__	__
Cash collateral management expenses not included in securities lending income paid to BTC	__	__	__	__

Fund	iShares U.S. Financials ETF	iShares U.S. Healthcare ETF	iShares U.S. Industrials ETF	iShares U.S. Technology ETF
Administrative fees not included in securities lending income paid to BTC	__	__	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__	__	__
Rebates (paid to borrowers)	__	__	__	__
Other fees not included in securities lending income paid to BTC	__	__	__	__
Aggregate fees/compensation for securities lending activities	$__	$__	$__	$__
Net income from securities lending activities	$__	$__	$__	$__

Fund	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF
Gross income from securities lending activities	$__	$__
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	__	__

Fund	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF
Cash collateral management expenses not included in securities lending income paid to BTC	__	__
Administrative fees not included in securities lending income paid to BTC	__	__
Indemnification fees not included in securities lending income paid to BTC	__	__
Rebates (paid to borrowers)	__	__
Other fees not included in securities lending income paid to BTC	__	__
Aggregate fees/compensation for securities lending activities	$__	$__
Net income from securities lending activities	$__	$__
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, in some cases at a waived or reduced commission rate or ticket charge, develop new products that feature iShares, create educational content about the Fund, other iShares funds or exchange-traded products that is featured on an Intermediary’s platform, or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products, or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products, or otherwise promote the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments to Intermediaries are subject to certain minimum payment levels or tiered payments. As of the date of this SAI, the Intermediaries and other third parties receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): Advisor Credit Exchange, Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, E*Trade Securities LLC, Envestnet Asset Management, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Public Holdings, Inc., Raymond James Financial Services, Inc., Riskalyze, Inc., TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day the NYSE is open. Valuation of assets held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price or, if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). Customized exchange-traded equity options, as well as OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.
General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, each Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Trustees has designated BFA as the valuation designee for the respective Funds for which it serves as investment adviser. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, a Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of a Fund’s pricing time.
BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, a Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers and regularly evaluating the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.
When determining the price for a Fair Value Asset, BFA will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Funds anticipate that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are principally due to increases or decreases in that Fund’s assets over those periods or the magnitude of changes to the components of a Fund's Underlying Index:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2023	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2022	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2021
iShares Cohen & Steers REIT ETF	01/29/01	$__	$53,947	$117,193
iShares Core Dividend ETF	11/07/17	__	5,057	2,305
iShares Core Dividend Growth ETF	06/10/14	__	800,046	733,944
iShares Core High Dividend ETF	03/29/11	__	1,140,933	823,624
iShares Core U.S. REIT ETF	05/01/07	__	80,171	43,115
iShares Dow Jones U.S. ETF	06/12/00	__	11,642	14,758
iShares Environmentally Aware Real Estate ETF	11/15/22	__	N/A	N/A
iShares Morningstar Growth ETF	06/28/04	__	30,127	98,153
iShares Morningstar Mid-Cap ETF	06/28/04	__	31,199	84,410

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2023	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2022	Brokerage Commissions Paid During Fiscal Year Ended April 30, 2021
iShares Morningstar Mid-Cap Growth ETF	06/28/04	__	55,024	73,345
iShares Morningstar Mid-Cap Value ETF	06/28/04	__	26,783	59,765
iShares Morningstar Small-Cap ETF	06/28/04	__	41,988	71,331
iShares Morningstar Small-Cap Growth ETF	06/28/04	__	99,865	130,436
iShares Morningstar Small-Cap Value ETF	06/28/04	__	73,308	132,924
iShares Morningstar U.S. Equity ETF	06/28/04	__	6,942	70,459
iShares Morningstar Value ETF	06/28/04	__	13,729	57,120
iShares MSCI KLD 400 Social ETF	11/14/06	__	31,223	17,481
iShares MSCI USA ESG Select ETF	01/24/05	__	94,094	69,625
iShares Select Dividend ETF	11/03/03	__	1,032,794	2,795,821
iShares U.S. Basic Materials ETF	06/12/00	__	59,058	44,292
iShares U.S. Consumer Discretionary ETF	06/12/00	__	47,650	29,437
iShares U.S. Consumer Staples ETF	06/12/00	__	24,632	6,937
iShares U.S. Energy ETF	06/12/00	__	135,655	61,555
iShares U.S. Financial Services ETF	06/12/00	__	24,184	30,237
iShares U.S. Financials ETF	05/22/00	__	53,636	35,048
iShares U.S. Healthcare ETF	06/12/00	__	22,433	19,446
iShares U.S. Industrials ETF	06/12/00	__	31,287	11,017
iShares U.S. Technology ETF	05/15/00	__	108,431	66,702
iShares U.S. Transportation ETF	10/06/03	__	271,633	285,025
iShares U.S. Utilities ETF	06/12/00	__	26,787	20,523
[The Funds did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended April 30, 2023.]
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended April 30, 2023:

Fund	Issuer	Market Value of Investment
iShares Core Dividend ETF		$__

iShares Core Dividend Growth ETF		$__
__
__
__
__

iShares Core High Dividend ETF		$__

iShares Dow Jones U.S. ETF		$__
__
__
__
__

Fund	Issuer	Market Value of Investment
__

iShares MSCI KLD 400 Social ETF		$__

iShares MSCI USA ESG Select ETF		$__

iShares Morningstar U.S. Equity ETF		$__
__
__
__
__
__

iShares Morningstar Value ETF		$__
__
__
__
__

$__
__
__
__
__
__

iShares U.S. Financial Services ETF		$__
__
__
__

iShares U.S. Financials ETF		$__
__
__
__

The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year ended April 30, 2023	Fiscal Year ended April 30, 2022
iShares Cohen & Steers REIT ETF	__%	11%
iShares Core Dividend ETF	__%	25%
iShares Core Dividend Growth ETF	__%	22%
iShares Core High Dividend ETF	__%	74%
iShares Core U.S. REIT ETF	__%	9%
iShares Dow Jones U.S. ETF	__%	4%
iShares Environmentally Aware Real Estate ETF	__%[1,2]	N/A
iShares Morningstar Growth ETF	__%	22%
iShares Morningstar Mid-Cap ETF	__%	27%
iShares Morningstar Mid-Cap Growth ETF	__%	43%
iShares Morningstar Mid-Cap Value ETF	__%	42%
iShares Morningstar Small-Cap ETF	__%	41%
iShares Morningstar Small-Cap Growth ETF	__%	58%
iShares Morningstar Small-Cap Value ETF	__%	47%
iShares Morningstar U.S. Equity ETF	__%	6%
iShares Morningstar Value ETF	__%	21%
iShares MSCI KLD 400 Social ETF	__%	6%
iShares MSCI USA ESG Select ETF	__%	19%
iShares Select Dividend ETF	__%	15%
iShares U.S. Basic Materials ETF	__%	47%
iShares U.S. Consumer Discretionary ETF	__%	45%
iShares U.S. Consumer Staples ETF	__%	33%
iShares U.S. Energy ETF	__%	17%
iShares U.S. Financial Services ETF	__%	5%
iShares U.S. Financials ETF	__%	24%
iShares U.S. Healthcare ETF	__%	7%
iShares U.S. Industrials ETF	__%	26%
iShares U.S. Technology ETF	__%	13%
iShares U.S. Transportation ETF	__%	72%
iShares U.S. Utilities ETF	__%	14%

1
The portfolio turnover for the iShares Environmentally Aware Real Estate ETF relates to the period of November 15, 2022 to April 30, 2023 and is not annualized.
2
The inception date for the iShares Environmentally Aware Real Estate ETF was November 15, 2022.
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than ___ separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of May 31, 2023:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Cohen & Steers REIT ETF	50,000	$__
iShares Core Dividend ETF	50,000	__
iShares Core Dividend Growth ETF	50,000	__
iShares Core High Dividend ETF	50,000	__
iShares Core U.S. REIT ETF	50,000	__
iShares Dow Jones U.S. ETF	50,000	__
iShares Environmentally Aware Real Estate ETF	120,000	__
iShares Morningstar Growth ETF	50,000	__
iShares Morningstar Mid-Cap ETF	50,000	__
iShares Morningstar Mid-Cap Growth ETF	50,000	__
iShares Morningstar Mid-Cap Value ETF	50,000	__
iShares Morningstar Small-Cap ETF	50,000	__
iShares Morningstar Small-Cap Growth ETF	50,000	__
iShares Morningstar Small-Cap Value ETF	50,000	__
iShares Morningstar U.S. Equity ETF	50,000	__
iShares Morningstar Value ETF	50,000	__
iShares MSCI KLD 400 Social ETF	50,000	__
iShares MSCI USA ESG Select ETF	50,000	__
iShares Select Dividend ETF	50,000	__
iShares U.S. Basic Materials ETF	50,000	__
iShares U.S. Consumer Discretionary ETF	50,000	__
iShares U.S. Consumer Staples ETF	50,000	__
iShares U.S. Energy ETF	50,000	__
iShares U.S. Financial Services ETF	50,000	__
iShares U.S. Financials ETF	50,000	__
iShares U.S. Healthcare ETF	50,000	__
iShares U.S. Industrials ETF	50,000	__
iShares U.S. Technology ETF	50,000	__
iShares U.S. Transportation ETF	50,000	__
iShares U.S. Utilities ETF	50,000	__
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the

NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.

Once a Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, a Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, BNY Mellon, Citibank or JPMorgan, as applicable, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, certain Funds reserve the right to settle Creation Unit transactions on a basis other than T+2, in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.
All Funds Other Than the iShares Environmentally Aware Real Estate ETF
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. Under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each creation order, which consists of (1) a fee for providing the ETF Services (the “ETF Servicing Fee”) and (2) transfer, processing and other transaction costs charged by a Fund custodian in connection with the issuance of Creation Units for such creation order (“Custody Transaction

Costs”). BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being purchased, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Creation Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets and settlement locations associated with the issuance of a Creation Unit. The following table sets forth, for each Fund, either the actual creation transaction fee that was charged on July 31, 2023 or an estimate of the creation transaction fee that would have been charged if the Fund had issued a Creation Unit on that date. The actual fee that was or would have been charged to an Authorized Participant in connection with a creation order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's actual or estimated creation transaction fee, as applicable, as of July 31, 2023 and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge**
iShares Cohen & Steers REIT ETF	$__ **	3.0%
iShares Core Dividend ETF	__ **	3.0%
iShares Core Dividend Growth ETF	__ **	3.0%
iShares Core High Dividend ETF	__ **	3.0%
iShares Core U.S. REIT ETF	__ **	3.0%
iShares Dow Jones U.S. ETF	__ **	3.0%
iShares Morningstar Growth ETF	__ **	3.0%
iShares Morningstar Mid-Cap ETF	__ **	3.0%
iShares Morningstar Mid-Cap Growth ETF	__ **	3.0%
iShares Morningstar Mid-Cap Value ETF	__ **	3.0%
iShares Morningstar Small-Cap ETF	__ **	3.0%
iShares Morningstar Small-Cap Growth ETF	__ **	3.0%
iShares Morningstar Small-Cap Value ETF	__ **	3.0%
iShares Morningstar U.S. Equity ETF	__ **	3.0%
iShares Morningstar Value ETF	__ **	3.0%
iShares MSCI KLD 400 Social ETF	__ **	3.0%
iShares MSCI USA ESG Select ETF	__ **	3.0%
iShares Select Dividend ETF	__ **	3.0%
iShares U.S. Basic Materials ETF	__ **	3.0%
iShares U.S. Consumer Discretionary ETF	__ **	3.0%
iShares U.S. Consumer Staples ETF	__ **	3.0%
iShares U.S. Energy ETF	__ **	3.0%
iShares U.S. Financial Services ETF	__ **	3.0%
iShares U.S. Financials ETF	__ **	3.0%
iShares U.S. Healthcare ETF	__ **	3.0%
iShares U.S. Industrials ETF	__ **	3.0%
iShares U.S. Technology ETF	__ **	3.0%
iShares U.S. Transportation ETF	__ **	3.0%

Fund	Standard Creation Transaction Fee	Maximum Additional Charge**
iShares U.S. Utilities ETF	__ **	3.0%

*
As a percentage of the net asset value per Creation Unit.
**
Estimated fee.
iShares Environmentally Aware Real Estate ETF
 A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
 The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Environmentally Aware Real Estate ETF	$4,700	7.0%

*
As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
Each Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of a Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but the Funds reserve the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.
All Funds Other Than the iShares Environmentally Aware Real Estate ETF
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. As described above, under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each redemption order, which consists of (1) the ETF Servicing Fee and (2) Custody Transaction Costs. BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being redeemed, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Redemption Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets, and settlement locations associated with the redemption of a Creation Unit. The following table sets forth, for each Fund, either the actual standard redemption transaction fee that was charged on July 31, 2023 or an estimate of the standard redemption transaction fee that would have been charged if the Fund had issued a Creation Unit on that date. The actual fee that was or would have been charged to an Authorized Participant in connection with a redemption order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's actual or estimated redemption transaction fee, as applicable, as of July 31, 2023 and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Cohen & Steers REIT ETF	$__ **	2.0%
iShares Core Dividend ETF	__ **	2.0%
iShares Core Dividend Growth ETF	__ **	2.0%
iShares Core High Dividend ETF	__ **	2.0%
iShares Core U.S. REIT ETF	__ **	2.0%
iShares Dow Jones U.S. ETF	__ **	2.0%
iShares Morningstar Growth ETF	__ **	2.0%
iShares Morningstar Mid-Cap ETF	__ **	2.0%
iShares Morningstar Mid-Cap Growth ETF	__ **	2.0%
iShares Morningstar Mid-Cap Value ETF	__ **	2.0%
iShares Morningstar Small-Cap ETF	__ **	2.0%
iShares Morningstar Small-Cap Growth ETF	__ **	2.0%
iShares Morningstar Small-Cap Value ETF	__ **	2.0%
iShares Morningstar U.S. Equity ETF	__ **	2.0%
iShares Morningstar Value ETF	__ **	2.0%
iShares MSCI KLD 400 Social ETF	__ **	2.0%
iShares MSCI USA ESG Select ETF	__ **	2.0%
iShares Select Dividend ETF	__ **	2.0%
iShares U.S. Basic Materials ETF	__ **	2.0%
iShares U.S. Consumer Discretionary ETF	__ **	2.0%
iShares U.S. Consumer Staples ETF	__ **	2.0%
iShares U.S. Energy ETF	__ **	2.0%
iShares U.S. Financial Services ETF	__ **	2.0%
iShares U.S. Financials ETF	__ **	2.0%
iShares U.S. Healthcare ETF	__ **	2.0%
iShares U.S. Industrials ETF	__ **	2.0%
iShares U.S. Technology ETF	__ **	2.0%
iShares U.S. Transportation ETF	__ **	2.0%
iShares U.S. Utilities ETF	__ **	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
**
Estimated fee.
iShares Environmentally Aware Real Estate ETF
 A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
 The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Environmentally Aware Real Estate ETF	$4,700	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds are generally made within two Business Days (i.e., “T+2”). However, each Fund reserves the right to settle deliveries of redemption proceeds on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliance with applicable law. For example, certain Funds reserve the right to settle redemption transactions on a basis other than T+2 to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.
If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter). If a Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, a Fund may delay delivery of the foreign investment more than seven days if a Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street, BNY Mellon, Citibank or JPMorgan, as applicable, and marked-to-market daily. The fees of State Street, BNY Mellon, Citibank or JPMorgan, as applicable, and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.

Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A

Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. Each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards, as set forth in the table below, as of April 30, 2023, the tax year-end for the Funds listed:

Fund	Non-Expiring
iShares Cohen & Steers REIT ETF	$__
iShares Core Dividend ETF	__
iShares Core Dividend Growth ETF	__
iShares Core High Dividend ETF	__
iShares Dow Jones U.S. ETF	__
iShares Environmentally Aware Real Estate ETF	__
iShares Morningstar Growth ETF	__
iShares Morningstar Mid-Cap ETF	__
iShares Morningstar Mid-Cap Growth ETF	__
iShares Morningstar Mid-Cap Value ETF	__
iShares Morningstar Small-Cap ETF	__
iShares Morningstar Small-Cap Growth ETF	__
iShares Morningstar Small-Cap Value ETF	__
iShares Morningstar U.S. Equity ETF	__
iShares Morningstar Value ETF	__
iShares MSCI KLD 400 Social ETF	__
iShares MSCI USA ESG Select ETF	__

Fund	Non-Expiring
iShares Select Dividend ETF	__
iShares U.S. Basic Materials ETF	__
iShares U.S. Consumer Discretionary ETF	__
iShares U.S. Consumer Staples ETF	__
iShares U.S. Energy ETF	__
iShares U.S. Financial Services ETF	__
iShares U.S. Financials ETF	__
iShares U.S. Healthcare ETF	__
iShares U.S. Industrials ETF	__
iShares U.S. Technology ETF	__
iShares U.S. Transportation ETF	__
iShares U.S. Utilities ETF	__
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
A Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund was to elect otherwise.

Each Fund, but in particular the Foreign Funds, may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in a Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by a Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying RIC income to a Fund unless such amounts were also distributed to the Fund.
Alternatively, a Fund may make a mark-to-market election that would result in a Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund's assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.
Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of _______, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. Each Fund's Annual Report is located here1, here2, here3 or here4. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

1
Annual Report for each of the below funds, for which BNY Mellon serves as administrator, custodian and transfer agent:
iShares Core Dividend ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Core U.S. REIT ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar U.S. Equity ETF, iShares Morningstar Value ETF and iShares Select Dividend ETF
2
Annual Report for each of the below funds, for which Citibank serves as administrator, custodian and transfer agent:
iShares Dow Jones U.S. ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Industrials ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF
3
Annual Report for each of the below funds, for which JPMorgan serves as administrator, custodian and transfer agent:
iShares Cohen & Steers REIT ETF, iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF
4
Annual Report for the iShares Environmentally Aware Real Estate ETF, for which State Street serves as administrator, custodian and transfer agent.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  ______________, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA has registered the following Fund for marketing to investors in Finland, Luxembourg, the Netherlands, Sweden, and the U.K.:
iShares Select Dividend ETF
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix A - iShares ETFs Proxy Voting Policies
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
August 1, 2022
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

BlackRock Investment Stewardship
Global Principles
Effective as of January 2023
BlackRock

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.
Philosophy on investment stewardship
Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.
Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.
BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.
We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.
Key Themes

1
Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.
These Principles cover seven key themes:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure, mergers, asset sales, and other special transactions
•
Compensation and benefits
•
Material sustainability-related risks and opportunities
•
Other corporate governance matters and shareholder protections
•
Shareholder proposals
Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.
Boards and directors
Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.
We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.
Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:
•
Establishing an appropriate corporate governance structure
•
Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success
•
Providing oversight on the identification and management of material governance and sustainability-related risks

2
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

•
Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management3 framework
•
Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases
•
Establishing appropriate executive compensation structures
•
Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value
There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.
We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.
Regular accountability
It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.
Effective board composition
Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.
In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:
•
Current or recent employment at the company or subsidiary
•
Being, or representing, a shareholder with a substantial shareholding in the company
•
Interlocking directorships
•
Having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders
In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

3
Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.
Sufficient capacity
As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.
The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

4
For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.
We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Capital structure, mergers, asset sales, and other special transactions
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.
In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change.
Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Compensation and benefits
In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.
We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.
Material sustainability-related risks and opportunities
It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.
Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.
BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards

(IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.
Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities – just as we seek to understand other business-relevant risks and opportunities – and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to

5
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
6
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
7
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
8
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
9
BlackRock, “Managing the net-zero transition”, February 2022.

use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.
Key stakeholder interests
In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.
Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.
Other corporate governance matters and shareholder protections
It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.
Corporate Form
In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

10
Corporate form refers to the legal structure by which a business is organized.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.
When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.
Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.
BlackRock’s oversight of its investment stewardship activities
Oversight
BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.
Vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully

11
To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•
BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•
BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
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BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•
Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•
Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•
BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•
Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf
•
Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
•
Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:
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public companies that include BlackRock employees on their boards of directors
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public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors
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public companies that are the subject of certain transactions involving BlackRock Funds
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public companies that are joint venture partners with BlackRock, and
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public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider
In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

12
Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.
At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.
In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

13
The proxy year runs from July 1 to June 30 of the proceeding calendar year.

BlackRock Investment Stewardship
Proxy voting guidelines for U.S. Securities
January 2023
BlackRock

Contents
Introduction	A-18
Voting guidelines	A-18
Boards and directors	A-18
- Board Structure	A-19
- Board composition and effectiveness	A-21
- Board responsiveness and shareholder rights	A-22
Board responsiveness and shareholder rights	A-22
Auditors and audit-related issues	A-23
Capital structure proposals	A-24
Mergers, acquisitions, transactions, and other special situations	A-24
Executive Compensation	A-25
Material sustainability-related risks and opportunities	A-28
General corporate governance matters	A-30
Shareholder protections	A-32

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments, BlackRock believes it has a responsibility to engage with management teams and/or board members on material business issues and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholder meetings:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Material sustainability-related risks and opportunities
•
General corporate governance matters
•
Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including, when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/governance committees should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
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Employment as a senior executive by the company or a subsidiary within the past five years
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An equity ownership in the company in excess of 20%
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Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company and its shareholders. We may vote against directors who we do not consider to be independent, including at controlled companies, when we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
The board should exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors.
Common circumstances are illustrated below:
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Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
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Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
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Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
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Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive[14]	# Outside Public Boards[15]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
In addition, we recognize that board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or

14
A public company executive is defined as a Named Executive Officer (NEO) or Executive Chair.
15
In addition to the company under review.

companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),16 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.17 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined Chair/CEO or a non-independent Chair, we support the designation of a Lead Independent director, with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
The following table illustrates examples18 of responsibilities under each board leadership model:
	Combined Chair/CEO or CEO + Non-independent Chair		Separate Independent Chair
	Chair/CEO or Non- independent Chair	Lead Independent Director	Independent Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

16
BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.
17
To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
18
This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.

CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented in the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self- identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought—in the boardroom, in the management team and throughout the company—leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.19 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,20 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, an informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.21 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
In order to help investors understand overall diversity, we look to boards to disclose:
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How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
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How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
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The process by which candidates for board positions are identified, including whether professional firms or other resources outside of incumbent directors’ networks are engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately explained their approach to diversity in their board composition, we may vote against members of the nominating/governance committee. Our publicly available commentary provides more information on our approach to board diversity.
Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a

19
For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022
20
We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
21
Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.

particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is generally in the best long-term interests of shareholders, as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions, and other special situations
Mergers, acquisitions, and transactions
In assessing mergers, acquisitions, or other transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested elections and other special situations22 are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications and past performance of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s strategy will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. Introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable, long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics, consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party

22
Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.

research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices and/or structures.
There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded23 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards24 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial – consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.

23
Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
24
“Special awards” refers to awards granted outside the company’s typical compensation program.

Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for automatic annual increases of shares available for grant without requiring further shareholder approval; we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
•
Whether we determine that the triggering event is in the best interests of shareholders
•
Whether management attempted to maximize shareholder value in the triggering event
•
The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•
Whether excessively large excise tax gross-up payments are part of the pay-out
•
Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, employee incentives, retention, and/or recruiting may be impacted BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee- wide plans.
Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities25 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (TCFD), supported by industry-specific metrics, such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.26 While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD – governance, strategy, risk management, and metrics and targets – are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s27 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
•
Disclose the identification, assessment, management, and oversight of material sustainability- related risks and opportunities in accordance with the four pillars of TCFD
•
Publish material, investor-relevant, industry-specific metrics and rigorous targets, aligned with SASB (ISSB) or comparable sustainability reporting standards
Companies should also disclose any material supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
Climate risk

25
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.
26
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
27
The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft. Similarly, SASB Standards enable robust implementation of the Integrated Reporting Framework, providing the comparability sought by investors.

It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C.28 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.29 Yet, the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.30 Many companies are asking what their role should be in contributing to an orderly and equitable transition—in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition—and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk and the global energy transition.
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose31 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet

28
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
29
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
30
https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf
31
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.

their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we ask companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.
Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to their strategy and the material positions taken by significant industry groups of which they are a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.

We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we ask boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the Independent Chair or Lead Independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from their primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs themselves, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
Shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Shareholder protections
Amendment to charter/articles/bylaws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.32 Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.
We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

32
BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.

Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests, and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

IS-SAI-04-___

iShares Trust

File Nos. 333-92935 and 811-09729

Part C

Other Information

Item 28. Exhibits:

PEA # 2,652

Exhibit Number	Description

(a.1)	Amended and Restated Agreement and Declaration of Trust, dated September 17, 2009, is incorporated herein by reference to Post-Effective Amendment No. 303, filed October 16, 2009 (“PEA No. 303”).

(a.2)	Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment No. 53, filed September 19, 2006.

(b)	Amended and Restated By-Laws, dated April 20, 2010, are incorporated herein by reference to Post-Effective Amendment No. 418, filed May 4, 2010.

(c)	Article II of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to PEA No. 303.

(d.1)	Investment Advisory Agreement, dated December 1, 2009, between the iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) is incorporated herein by reference to Post-Effective Amendment No. 354, filed December 28, 2009.

(d.2)	Schedule A to the Investment Advisory Agreement between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 2,651, filed June 14, 2023 (“PEA No. 2,651”).

(d.3)	Schedule A to the Investment Advisory Agreement between iShares, Inc. and BFA is incorporated herein by reference to Post-Effective Amendment No. 2,490, filed August 25, 2021.

(d.4)	Master Advisory Fee Waiver Agreement, dated December 1, 2009, between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 512, filed March 24, 2011.

(d.5)	Schedule A to the Master Advisory Fee Waiver Agreement is incorporated herein by reference to PEA No. 2,651.

(d.6)	Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 773, filed October 15, 2012.

(d.7)	Sub-Advisory Agreement, dated December 1, 2010, between BFA and BlackRock International Limited (“BIL”) is incorporated herein by reference to Post-Effective Amendment No. 529, filed April 21, 2011.

(d.8)	Exhibit A to the Sub-Advisory Agreement between BFA and BIL is incorporated herein by reference to Post-Effective Amentment No. 2,578, filed August 30, 2022.

(d.9)	Sub-Advisory Agreement, dated March 12, 2019, between BFA and BlackRock (Singapore) Limited (“BRS”) is incorporated herein by reference to Post-Effective Amendment No. 2,076, filed April 2, 2019.

(d.10)	Appendix A to the Sub-Advisory Agreement between BFA and BRS is incorporated herein by reference to Post-Effective Amendment No. 2,523, filed February 24, 2022.

(e.1)	Distribution Agreement, dated February 3, 2012, between the Trust and BlackRock Investments, LLC (“BRIL”) is incorporated herein by reference to Post-Effective Amendment No. 921, filed July 10, 2013.

(e.2)	Exhibit A to the Distribution Agreement is incorporated herein by reference to PEA No. 2,651.

(f)	Not applicable.

(g.1)	Service Module for Custodial Services, dated April 13, 2018, is incorporated herein by reference to Post-Effective Amendment No. 1,956, filed August 28, 2018 (“PEA No. 1,956”).

(g.2)	Custody Services Agreement, dated November 18, 2021, among JPMorgan Chase Bank, N.A., the Trust, iShares, Inc., iShares U.S. ETF Trust and BlackRock Institutional Trust Company, N.A. (“BTC”) is incorporated herein by reference to Post-Effective Amendment No. 2,513, filed December 20, 2021.

(g.3)	Exhibit A to the Custody Services Agreement is incorporated herein by reference to PEA No. 2,651.

(h.1)	Master Services Agreement, dated April 13, 2018, between the Trust and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to PEA No. 1,956.

(h.2)	Exhibit A to the Master Services Agreement is incorporated herein by reference to PEA No. 2,651.

(h.3)	Service Module for Fund Administration and Accounting Services, dated April 13, 2018, is incorporated herein by reference to PEA No. 1,956.

(h.4)	Service Module for Transfer Agency Services, dated April 13, 2018, is incorporated herein by reference to PEA No. 1,956.

(h.5)	Fifth Amended and Restated Securities Lending Agency Agreement, dated January 1, 2022, among the Trust, iShares, Inc., iShares U.S. ETF Company, Inc., iShares U.S. ETF Trust and BTC is incorporated herein by reference to Post-Effective Amendment No. 2,519, filed January 21, 2022.

(h.6)	Schedule A to the Fifth Amended and Restated Securities Lending Agency Agreement is incorporated herein by reference to PEA No. 2,651.

(h.7)	Form of Master Securities Loan Agreement (including forms of Annexes and Schedules thereto) is incorporated herein by reference to Post-Effective Amendment No. 369, filed January 22, 2010.

(h.8)	Sublicense Agreement, dated June 30, 2017, among the Trust, iShares, Inc. and BFA for the BlackRock Index Services LLC Indexes, as that term is defined in the Agreement (“BlackRock Index Services LLC Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 1,792, filed August 1, 2017.

(h.9)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the C&S Indexes, as that term is defined in the Agreement (“C&S Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,512, filed October 21, 2015 (“PEA No. 1,512”).

(h.10)	Exhibit A to the C&S Sublicense Agreement is incorporated herein by reference to PEA No. 1,512.

(h.11)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Dow Jones Indexes, as that term is defined in the Agreement (“Dow Jones Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(h.12)	Exhibit A to the Dow Jones Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,496, filed October 4, 2021.

(h.13)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Markit iBoxx indexes, as that term is defined in the Agreement (“Markit iBoxx Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,796, filed August 7, 2017 (“PEA No. 1,796”).

(h.14)	Exhibit A to the Markit iBoxx Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,501, filed November 2, 2021.

(h.15)	Sublicense Agreement, dated March 15, 2018, among the Trust, iShares, Inc. and BFA for the Ice Data Indices, LLC indexes, as that term is defined in the Agreement (“Ice Data Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,885, filed March 19, 2018.

(h.16)	Exhibit A to the Ice Data Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,621.

(h.17)	Amended and Restated Sublicense Agreement, dated August 14, 2017, among the Trust, iShares, Inc. and BFA for the Merrill Lynch Indexes, as that term is defined in the Agreement (“Merrill Lynch Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,840, filed October 23, 2017.

(h.18)	Exhibit A to the Merrill Lynch Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,408, filed September 18, 2020.

(h.19)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Morningstar Indexes, as that term is defined in the Agreement (“Morningstar Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.20)	Exhibit A to the Morningstar Sublicense Agreement is incorporated herein by reference to PEA No. 2,625.

(h.21)	Sublicense Agreement, dated November 7, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the MSCI Indexes, as that term is defined in the Agreement (“MSCI Index Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 2,606, filed December 21, 2022 (“PEA No. 2,606”).

(h.22)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the NASDAQ indexes, as that term is defined in the Agreement (“NASDAQ Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.23)	Exhibit A to the NASDAQ Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,478, filed June 29, 2021.

(h.24)	Sublicense Agreement, dated November 7, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the Russell Indexes, as that term is defined in the Agreement (“Russell Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,606.

(h.25)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the S&P Indexes, as that term is defined in the Agreement (“S&P Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(h.26)	Exhibit A to the S&P Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,638, filed May 3, 2023.

(h.27)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the JPMorgan Indexes, as that term is defined in the Agreement (“JPMorgan Index Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 2,598, filed November 23, 2022 (“PEA No. 2,598”).

(h.28)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the STOXX Indexes, as that term is defined in the Agreement (“STOXX Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,598.

(h.29)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the Cboe Indexes, as that term is defined in the Agreement (Cboe Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,598.

(h.30)	Sublicense Agreement, dated October 19, 2022, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for the FTSE Indexes, as that term is defined in the Agreement (“FTSE Index Sublicense Agreement”) is incorporated herein by reference to PEA No. 2,598.

(h.31)	Sublicense Agreement, dated June 6, 2023, among BFA, the Trust, iShares U.S. ETF Trust and iShares, Inc. for Bloomberg Index Services Limited (“Bloomberg Index Sublicense Agreement”) is incorporated hereinn by reference to PEA No. 2,651.

(h.32)	Form of BlackRock Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,518, filed January 19, 2022.

(h.33)	12d1-4 Fund of Funds Investment Agreements between iShares Trust and the following registrants dated as of January 19, 2022, are incorporated herein by reference to Post-Effective Amendment No. 2,524, filed February 28, 2022:

AllianceBernstein Global High Income Fund, Inc.	Franklin Fund Allocator Series

AllianceBernstein National Municipal Income Fund, Inc.	Franklin Templeton ETF Trust

AB Multi-Manager Alternative Fund	Franklin Templeton Variable Insurance Products Trust

AB Bond Fund, Inc.	Legg Mason Partners Variable Equity Trust

AB Cap Fund, Inc.	FundX Investment Trust

AB Core Opportunities Fund, Inc.	The Glenmede Fund, Inc.

AB Corporate Shares	GMO Trust

AB Discovery Growth Fund, Inc.	GMO Benchmark-Free Fund

AB Equity Income Fund, Inc.	GMO Emerging Domestic Opportunities Fund

AB Fixed-Income Shares, Inc.	GMO Climate Change Fund

AB Global Bond Fund, Inc.	GMO Tax-Managed International Equities Fund

AB Global Real Estate Investment Fund, Inc.	GMO Strategic Opportunities Allocation Fund

AB Global Risk Allocation Fund, Inc.	GPS Funds I

AB High Income Fund, Inc.	GPS Funds II

AB Institutional Funds, Inc.	Savos Investments Trust

AB Large Cap Growth Fund, Inc.	Goldman Sachs Trust

AB Municipal Income Fund, Inc.	Goldman Sachs Variable Insurance Trust

AB Municipal Income Fund II	Goldman Sachs Trust II

AB Relative Value Fund, Inc.	Goldman Sachs ETF Trust

AB Sustainable Global Thematic Fund, Inc.	Goldman Sachs ETF Trust II

AB Sustainable International Thematic Fund, Inc.	Goldman Sachs MLP and Energy Renaissance Fund

AB Trust	Rydex Dynamic Funds

AB Variable Products Series Fund, Inc.	Rydex Series Funds

Sanford C. Bernstein Fund, Inc.	Rydex Variable Trust

Sanford C. Bernstein Fund II, Inc.	Guggenheim Funds Trust

Bernstein Fund, Inc.	Guggenheim Variable Funds Trust

The AB Portfolios	Guggenheim Strategy Funds Trust

Allspring Funds Trust	Transparent Value Trust

Alpha Architect ETF Trust	Guggenheim Active Allocation Fund

American Century Strategic Asset Allocations, Inc.	Guggenheim Energy & Income Fund

AMG Funds	Guggenheim Strategic Opportunities Fund

AMG Funds I AMG Funds II	Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

AMG Funds III	Guggenheim Unit Investment Trusts (Guggenheim Defined Portfolios)

AMG Funds IV Series	Horizon Funds

ETF Series Solutions	INDEXIQ ETF TRUST

Aspiriant Trust Old Westbury Funds, Inc.	Innealta Capital, LLC on behalf of Northern Lights Fund Trust II

BlackRock Allocation Target Shares	Invesco Growth Series

BlackRock Balanced Capital Fund, Inc.	Invesco Investment Funds

BlackRock Funds II	Invesco Unit Trusts

BlackRock Funds III	JNL Series Trust

BlackRock Variable Series Funds, Inc.	James Advantage Funds

BNY Mellon Absolute Insight Funds, Inc.	Janus Henderson Clayton Street Trust

Brighthouse Funds Trust I	Janus Investment Fund

Calamos Investment Trust	John Hancock Variable Insurance Trust

Calamos Long/Short Equity & Dynamic Income Trust	John Hancock Funds II

Calvert Variable Products, Inc.	JPMorgan Trust I

Calvert Social Investment Fund	JPMorgan Trust II

Cambria ETF Trust	J.P. Morgan Fleming Mutual Fund Group, Inc.

AdvisorOne Funds	JPMorgan Institutional Trust

Columbia Funds Series Trust	JPMorgan Insurance Trust

Columbia Funds Series Trust I	J.P. Morgan Mutual Fund Investment Trust

Columbia Funds Series Trust II	Undiscovered Managers Funds

Columbia Funds Variable Series Trust II	J.P. Morgan Exchange-Traded Fund Trust

Columbia Funds Variable Insurance Trust	JPMorgan Trust IV

Direxion Shares ETF Trust	The Lazard Funds, Inc.

Direxion Funds	Lincoln Variable Insurance Products Trust

Eaton Vance Growth Trust	Litman Gregory Funds Trust

Eaton Vance Mutual Funds Trust	Delaware Group Equity Funds IV

EQ ADVISORS TRUST	Delaware Group Equity Funds V

1290 FUNDS	Delaware Group Foundation Funds

Exchange Listed Funds Trust	Delaware Pooled Trust

ETF Series Solutions	Delaware VIP Trust

E-Valuator Funds Trust	Ivy Variable Insurance Portfolio

Fidelity Advisor Series	InvestEd Portfolios

Fidelity Advisor Series VI	Ivy Funds

Madison Funds

Fidelity Advisor Series VII	Ultra Series Fund

Fidelity Beacon Street Trust	Northern Lights Fund Trust II

Fidelity Capital Trust	MML Series Investment Fund II

Fidelity Central Investment Portfolios LLC	Morningstar Funds Trust

Fidelity Concord Street Trust	Milliman Variable Insurance Trust

Fidelity Congress Street Fund	Nationwide Mutual Funds

Fidelity Contrafund	Nationwide Variable Insurance Trust

Fidelity Commonwealth Trust	Natixis Funds Trust IV

Fidelity Commonwealth Trust I	Natixis Funds Trust II

Fidelity Covington Trust	Neuberger Berman Alternative Funds

Fidelity Destiny Portfolios	Neuberger Berman Equity Funds

Fidelity Devonshire Trust	Neuberger Berman Income Funds

Fidelity Exchange Fund	Neuberger Berman Advisers Management Trust

Fidelity Financial Trust	Neuberger Berman ETF Trust

Fidelity Hanover Street Trust	North Square Funds

Fidelity Hastings Street Trust	Northern Lights Fund Trust III

Fidelity Investment Trust	Northwestern Mutual Series Fund, Inc.

Fidelity Magellan Fund	FlexShares Trust

Fidelity Mt. Vernon Street Trust	Northern Funds

Fidelity Puritan Trust	MainStay Funds Trust

Fidelity Securities Fund	MainStay VP Funds Trust

Fidelity Select Portfolios	Ohio National Fund, Inc.

Fidelity Summer Street Trust Fidelity Trend Fund	Pax World Funds Series Trust I and Pax World Funds Series Trust III

Variable Insurance Products Fund	PFM Multi-Manager Series Trust

Variable Insurance Products Fund II	PIMCO Equity Series

Variable Insurance Products Fund III	PIMCO Funds

Variable Insurance Products Fund IV	PIMCO Variable Insurance Trust

Fidelity Aberdeen Street Trust	Principal Variable Contracts Funds, Inc.

Fidelity Advisor Series II	Principal Funds, Inc.

Fidelity Advisor Series IV	ProFunds

Fidelity Boylston Street Trust	ProShares Trust

Fidelity California Municipal Trust	Prudential Investment Portfolios 3

Fidelity California Municipal Trust II	Prudential Investment Portfolios 16

Fidelity Central Investment Portfolios II LLC	Advanced Series Trust

Fidelity Charles Street Trust	Salient MF Trust

Fidelity Colchester Street Trust	Forward Funds

Salient Midstream & MLP Fund

Fidelity Court Street Trust	Schwab Capital Trust

Fidelity Court Street Trust II	Schwab Annuity Portfolios

Fidelity Garrison Street Trust	Securian Funds Trust

Fidelity Hereford Street Trust	SEI Institutional Managed Trust

Fidelity Income Fund	SEI Institutional Investments Trust

Fidelity Massachusetts Municipal Trust	SEI Institutional International Trust

Fidelity Merrimack Street Trust	Adviser Managed Trust

Fidelity Money Market Trust	SSGA Active Trust

Fidelity Municipal Trust	Sterling Capital Funds

Fidelity Municipal Trust II	SunAmerica Series Trust

Fidelity Newbury Street Trust	Symmetry Panoramic Trust

Fidelity New York Municipal Trust	Thrivent Mutual Funds

Fidelity New York Municipal Trust II	Thrivent Series Fund, Inc.

Fidelity Oxford Street Trust	Thrivent Core Funds

Fidelity Oxford Street Trust II	Transamerica Funds

Fidelity Phillips Street Trust	Transamerica Series Trust

Fidelity Revere Street Trust	Transamerica ETF Trust

Fidelity Salem Street Trust	Northern Lights Fund Trust

Fidelity School Street Trust	Northern Lights Variable Trust

Fidelity Union Street Trust	VanEck ETF Trust

Fidelity Union Street Trust II	Victory Portfolios

Variable Insurance Products Fund V	Victory Portfolios II

Federated Hermes Fixed Income Securities, Inc.	Victory Variable Insurance Funds

Federated Hermes MDT Series	USAA Mutual Funds Trust

Federated Hermes Global Allocation Fund	Virtus Strategy Trust

Federated Hermes Insurance Series	Voya Balanced Portfolio, Inc.

Fidelity Rutland Square Trust II	Voya Equity Trust

FT Series	Voya Investors Trust

First Trust Exchange-Traded Fund	Voya Mutual Funds

First Trust Exchange-Traded Fund II	Voya Partners, Inc.

First Trust Exchange-Traded Fund III	Voya Separate Portfolios Trust

First Trust Exchange-Traded Fund IV	Voya Strategic Allocation Portfolios, Inc.

First Trust Exchange-Traded Fund V	The Arbitrage Funds

First Trust Exchange-Traded Fund VI	AltShares Trust

First Trust Exchange-Traded Fund VII	Absolute Shares Trust

First Trust Exchange-Traded Fund VIII	WesMark Funds

First Trust Series Fund	William Blair Funds

First Trust Variable Insurance Trust	Wilmington Funds

(h.34)	Schedule A to the 12d1-4 Fund of Funds Investment Agreement between iShares Trust and the Morningstar Funds Trust, amended April 6, 2022, is incorporated herein by reference to Post-Effective Amendment No. 2,542, filed April 22, 2022.

(h.35)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Voya Balanced Portfolio, Inc., Voya Equity Trust, Voya Investors Trust, Voya Mutual Funds, Voya Partners, Inc., Voya Separate Portfolios Trust, and Voya Strategic Allocation Portfolios, Inc., dated as of January 19, 2022, is incorporated herein by reference to Post-Effective Amendment No. 2,530, filed March 23, 2022 (“PEA No. 2,530”).

(h.36)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Carillon Family of Funds, dated as of February 17, 2022, is incorporated herein by reference to PEA No. 2,530.

(h.37)	ETF Services Agreement, dated February 16, 2022, by and among BFA, iShares, Inc., the Trust, iShares U.S. ETF Trust, and BRIL is incorporated herein by reference to Post-Effective Amendment No. 2,538 filed April 12, 2022.

(h.38)	Exhibit A to the ETF Services Agreement is incorporated herein by reference to PEA No. 2,651.

(h.39)	Form of Master Services Agreement, dated December 7, 2021 related to the Trust for Citibank, N.A., The Bank of New York Mellon, and for JPMorgan Chase Bank, N.A., respectively is incorporated herein by reference to Post-Effective Amendment No. 2,565, filed July 26, 2022.

(i)	Legal Opinion and Consent of Richards, Layton & Finger, P.A. to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l.1)	Subscription Agreement, dated April 20, 2000, between the Trust and SEI Investments Distribution Co. is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (“PEA No. 2”).

(l.2)	Letter of Representations, dated April 14, 2000, between the Trust and the Depository Trust Company (“DTC”) is incorporated herein by reference to PEA No. 2.

(l.3)	Amendment of Letter of Representations, dated January 9, 2001, between the Trust and DTC for iShares Nasdaq Biotechnology Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p.1)	Code of Ethics for Fund Access Persons and Code of Ethics for BRIL is incorporated herein by reference to Post-Effective Amendment No. 2,536.

(q.1)	Powers of Attorney, each dated March 30, 2023, for Dominik Rohé, Salim Ramji, Jane D. Carlin, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito, Drew E. Lawton, Richard L. Fagnani and Trent W. Walker are incorporated herein by reference to Post-Effective Amendment No. 2,632, filed March 31, 2023 (“PEA No. 2,632”).

(q.2)	Officer’s Certificate is incorporated herein by reference to PEA No. 2,632.

Item 29. Persons Controlled By or Under Common Control with Registrant:

None.

Item 30. Indemnification:

The Trust (also referred to in this section as the “Fund”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”).

Section 10.2 of the Declaration of Trust:

The Declaration of Trust provides that every person who is, or has been, a trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit, proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a trustee or officer and against amounts paid as incurred in the settlement thereof. However, no indemnification shall be provided to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (a) by the court or other body approving the settlement; (b) by at least a majority of those trustees who neither are “interested persons” (as defined in the 1940 Act) of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any shareholder, by appropriate legal proceedings, may challenge any such determination by the trustees or by independent counsel.

Article IX of the Registrant’s Amended and Restated By-Laws:

The Amended and Restated By-Laws provides that the Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against and incurred by such Covered Person or employee in any such capacity or arising out of his or her status as such, whether or not the trustees would have the power to indemnify him or her against such liability. The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

1933 Act:

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

For each Fund that has State Street as its administrator, custodian and transfer agent:

Section 17 of the Master Services Agreement between Registrant and State Street:

The Master Services Agreement provides that State Street will indemnify, defend and hold harmless the applicable Fund, its Affiliates, and its respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) breach by

State Street or any State Street Personnel of any of its data protection, information security or confidentiality obligations hereunder or under a Service Module to which such Fund is a signatory; (b) any claim of infringement or misappropriation of any Intellectual Property Right alleged to have occurred because of systems or other Intellectual Property provided by or on behalf of State Street or based upon the performance of the Services (collectively, the “State Street Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from; (i) changes made by any Fund or by a third party at the direction of a Fund to the State Street Infringement Items; (ii) changes to the State Street Infringement Items recommended by State Street and not made due to a request from any Fund, provided that State Street has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the State Street Infringement Items with products or services not provided or approved in writing by State Street, except to the extent such combination arises out of any Fund’s use of the State Street Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event of a knowing infringement by State Street); or (v) use by a Fund of any of the State Street Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement or any Service Module; (c) any claim or action by, on behalf of, or related to, any prospective, then-current or former employees of State Street, arising from or in connection with a Service Module to which a Fund is a signatory, including: (i) any claim arising under occupational health and safety, worker’s compensation, ERISA or other applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of State Street; (iii) any claim relating to any violation by employees of State Street, or its respective officers, directors, employees, representatives or agents, of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then-current or former employees of State Street; (d) the failure by State Street to obtain, maintain, or comply with any governmental approvals as required under the Master Services Agreement and/or a Service Module to which such Fund is a signatory or such other failures as otherwise agreed by the Parties from time to time; (e) claims by third parties arising from claims by governmental authorities against such Customer for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with State Street’s failure to perform its responsibilities under the Master Services Agreement or any Service Module (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (f) claims by clients of State Street relating to services, products or systems provided by State Street or a Subcontractor to such client(s) in a shared or leveraged environment; (g) any claim initiated by an Affiliate or potential or actual Subcontractor of State Street asserting rights in connection with a Service Module to which such Fund is a signatory; or (h) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and their respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has Citibank, N.A. as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and Citibank, N.A.:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, Citibank, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by Citibank, N.A. (in its capacity as Citibank, N.A., Foreign Custody Manager or any other capacity under this Agreement), any Citibank, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of Citibank, N.A. or (ii) a Sub-Custodian that is not an Affiliate of Citibank, N.A. and was selected, retained, monitored or used by Citibank, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of Citibank, N.A. (including by any of its Affiliates or Subcontractors), including any Citibank, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any Citibank, N.A. Personnel or based upon the performance of the Services (collectively, the “Citibank, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to the Citibank, N.A. Infringement Items; (ii) changes to the Citibank, N.A. Infringement Items recommended by Citibank, N.A. and not made due to a request from any Fund, provided that Citibank, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the Citibank, N.A. Infringement Items with products or services not provided or approved in writing by Citibank, N.A., except to the extent such combination arises out of any Fund’s use of the Citibank, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that Citibank, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of the Citibank, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former Citibank, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of Citibank, N.A.; (iii) any claim relating to any violation by Citibank, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of Citibank, N.A.; (e) the failure by Citibank, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or Citibank, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with Citibank, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of Citibank, N.A. relating to services, products or systems provided by Citibank, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with the Citibank, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by Citibank, N.A. or Citibank, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of Citibank, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has JPMorgan Chase Bank, N.A. as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and JPMorgan Chase Bank, N.A:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, JPMorgan Chase Bank, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by JPMorgan Chase Bank, N.A. (in its capacity as JPMorgan Chase Bank, N.A., Foreign Custody Manager or any other capacity under this Agreement), any JPMorgan Chase Bank, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of JPMorgan Chase Bank, N.A. or (ii) a Sub-Custodian that is not an Affiliate of JPMorgan Chase Bank, N.A. and was selected, retained, monitored or used by JPMorgan Chase Bank, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of JPMorgan Chase Bank, N.A. (including by any of its Affiliates or Subcontractors), including any JPMorgan Chase Bank, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any JPMorgan Chase Bank, N.A. Personnel or based upon the performance of the Services (collectively, the “JPMorgan Chase Bank, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to the JPMorgan Chase Bank, N.A. Infringement Items; (ii) changes to the JPMorgan Chase Bank, N.A. Infringement Items recommended by JPMorgan Chase Bank, N.A. and not made due to a request from any Fund, provided that JPMorgan Chase Bank, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the JPMorgan Chase Bank, N.A. Infringement Items with products or services not provided or approved in writing by JPMorgan Chase Bank, N.A., except to the extent such combination arises out of any Fund’s use of the JPMorgan Chase Bank, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that JPMorgan Chase Bank, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of the JPMorgan Chase Bank, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former JPMorgan Chase Bank, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of JPMorgan Chase Bank, N.A.; (iii) any claim relating to any violation by JPMorgan Chase Bank, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of JPMorgan Chase Bank, N.A.; (e) the failure by JPMorgan Chase Bank, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or JPMorgan Chase Bank, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with JPMorgan Chase Bank, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of JPMorgan Chase Bank, N.A. relating to services, products or systems provided by JPMorgan Chase Bank, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with the JPMorgan Chase Bank, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by JPMorgan Chase Bank, N.A. or JPMorgan Chase Bank, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of JPMorgan Chase Bank, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has The Bank of New York Mellon as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and The Bank of New York Mellon:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, The Bank of New York Mellon, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by The Bank of New York Mellon, N.A. (in its capacity as The Bank of New York Mellon, N.A., Foreign Custody Manager or any other capacity under this Agreement), any The Bank of New York Mellon, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-

Custodian that is an Affiliate of The Bank of New York Mellon, N.A. or (ii) a Sub-Custodian that is not an Affiliate of The Bank of New York Mellon, N.A. and was selected, retained, monitored or used by The Bank of New York Mellon, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of The Bank of New York Mellon, N.A. (including by any of its Affiliates or Subcontractors), including any The Bank of New York Mellon, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any The Bank of New York Mellon, N.A. Personnel or based upon the performance of the Services (collectively, the “The Bank of New York Mellon, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to The Bank of New York Mellon, N.A. Infringement Items; (ii) changes to The Bank of New York Mellon, N.A. Infringement Items recommended by The Bank of New York Mellon, N.A. and not made due to a request from any Fund, provided that The Bank of New York Mellon, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of The Bank of New York Mellon, N.A. Infringement Items with products or services not provided or approved in writing by The Bank of New York Mellon, N.A., except to the extent such combination arises out of any Fund’s use of The Bank of New York Mellon, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that The Bank of New York Mellon, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of The Bank of New York Mellon, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former The Bank of New York Mellon, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of The Bank of New York Mellon, N.A.; (iii) any claim relating to any violation by The Bank of New York Mellon, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of The Bank of New York Mellon, N.A.; (e) the failure by The Bank of New York Mellon, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or The Bank of New York Mellon, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with The Bank of New York Mellon, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of The Bank of New York Mellon, N.A. relating to services, products or systems provided by The Bank of New York Mellon, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with The Bank of New York Mellon, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by The Bank of New York Mellon, N.A. or The Bank of New York Mellon, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of The Bank of New York Mellon, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

Section 8.02 of the Distribution Agreement between Registrant and BRIL:

The Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless, BRIL, each of its directors, officers, principals, representatives, employees and each person, if any, who controls BRIL within the meaning of Section 15 of the 1933 Act (collectively, the “BRIL Indemnified Parties”) on an as-incurred basis from and against any and all losses, claims, damages or liabilities whatsoever (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, “Losses”) to which the BRIL Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any

Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any breach of any representation, warranty or covenant made by the Trust in this Agreement; provided, however, that the Trust shall not be liable in any such case to the extent that any Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus about BRIL in reliance upon and in conformity with written information furnished to the Trust by BRIL expressly for use therein; (B) BRIL’s own willful misfeasance, willful misconduct or gross negligence or BRIL’s reckless disregard of its obligations under this Agreement or arising out of the failure of BRIL to deliver a current Prospectus; or (C) BRIL’s material breach of this Agreement.

The Distribution Agreement also provides that BRIL agrees to indemnify and hold harmless the Trust, each of its trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Indemnified Parties”) from and against any and all losses to which the Trust Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Trust by BRIL about BRIL expressly for use therein; (ii) any breach of any representation, warranty or covenant made by BRIL in the Distribution Agreement; and (iii) the actions or omissions of any person acting under the supervision of BRIL in providing services under the Distribution Agreement; provided, however, that BRIL shall not be liable in any such case to the extent that any loss arises out of or is based upon (A) the Trust’s own willful misfeasance, willful misconduct or gross negligence or the Trust’s reckless disregard of its obligations under the Distribution Agreement or (B) the Trust’s material breach of the Distribution Agreement.

The Authorized Participant Agreement:

The Authorized Participant Agreement provides that the Authorized Participant (the “Participant”) agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

Section 5.1 of the Fifth Amended and Restated Securities Lending Agency Agreement:

The Fifth Amended and Restated Securities Lending Agency Agreement provides that the Trust on behalf of each Fund agrees to indemnify BTC and to hold it harmless from and against any and all costs, expenses, damages, liabilities or claims (including reasonable fees and expenses of counsel) which BTC may sustain or incur or which may be asserted against BTC by reason of or as a result of any action taken or omitted by BTC in connection with or arising out of BTC’s operating under and in compliance with this Agreement, except those costs, expenses, damages, liabilities or claims arising out of BTC’s negligence, bad faith, willful misconduct, or reckless disregard of its obligations and duties hereunder. Actions taken or omitted in reasonable reliance upon Oral Instructions or Written Instructions, any Certificate, or upon any information, order, indenture, stock certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by BTC to be genuine or bearing the signature of a person or persons reasonably believed by BTC to be genuine or bearing the signature of a person or persons reasonably believed to be authorized to sign, countersign or execute the same, shall be presumed to have been taken or omitted in good faith.

The Fifth Amended and Restated Securities Lending Agency Agreement also provides that BTC shall indemnify and hold harmless the Trust and each Fund, its Board of Trustees and its agents and BFA and any investment adviser for the Funds from any and all loss, liability, costs, damages, actions, and claims (“Loss”) to the extent that any such Loss arises out of the material breach of this Agreement by or negligent acts or omissions or willful misconduct of BTC, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BTC’s indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BTC.

The Participation Agreement:

The Form of Participation Agreement generally provides that each Investing Fund agrees to hold harmless and indemnify the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by such Investing Fund of any provision of this Agreement or (ii) a violation or alleged violation by such Investing Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

The iShares Funds agree to hold harmless and indemnify an Investing Fund, including any of its directors or trustees, officers, employees and agents, against and from any Claims asserted against the Investing Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the iShares Fund of any provision of this Agreement or (ii) a violation or alleged violation by the iShares Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no iShares Fund shall be liable for indemnifying any Investing Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Investing Fund to such iShares Fund pursuant to terms and conditions of the iShares Order or this Agreement.

Sublicense Agreements between the Registrant and BFA:

The Sublicense Agreements generally provide that the Trust shall indemnify and hold harmless BFA, its officers, employees, agents, successors, and assigns against all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) resulting from any claim, action or proceeding (collectively “claims”) that arises out of or relates to (a) the creation, marketing, advertising, selling, and operation of the Trust or interests therein, (b) any breach by BFA of its covenants, representations, and warranties under the “License Agreement” caused by the actions or inactions of the Trust, or (c) any violation of applicable laws (including, but not limited to, banking, commodities, and securities laws) arising out of the offer, sale, operation, or trading of the Trust or interests therein, except to the extent such claims result from the negligence, gross negligence or willful misconduct of BFA or an affiliate of BFA. The provisions of this section shall survive termination of this Sublicense Agreement.

Item 31. Business and Other Connections of the Investment Adviser:

The Trust is advised by BFA, an indirect wholly owned subsidiary of BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. BFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BFA consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BFA is included in its Form ADV filed with the SEC (File No. 801-22609) and is incorporated herein by reference.

Director or Officer	Capacity with BFA	Principal Business(es) During Last Two Fiscal Years

DICKSON III, R. ANDREW	SECRETARY AND DIRECTOR	Managing Director and Corporate Secretary of BlackRock, Inc.

GOLDSTEIN, ROBERT LAWRENCE	CHIEF OPERATING OFFICER AND DIRECTOR	Senior Managing Director and Chief Operating Officer of BlackRock, Inc.

MATSUMOTO, PHILIPPE	TREASURER	Managing Director, Global Treasurer and Head of Corporate Insurance of BlackRock, Inc.

PARK, CHARLES CHOON SIK	CHIEF COMPLIANCE OFFICER	Managing Director of BlackRock, Inc. and Chief Compliance Officer of BlackRock’s registered investment companies

SMALL, MARTIN S.	CHIEF FINANCIAL OFFICER AND DIRECTOR	Senior Managing Director and Chief Financial Officer of BlackRock, Inc.

BIL acts as sub-adviser for a number of affiliated registered investment companies advised by BFA. The address of each of these registered investment companies is 400 Howard Street, San Francisco, CA 94105. The address of BIL is Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BIL is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BIL is included in its Form ADV filed with the SEC (File No. 801-51087) and is incorporated herein by reference.

Director or Officer	Capacity with BIL	Principal Business(es) During Last Two Fiscal Years

CHARRINGTON, NICHOLAS JAMES	DIRECTOR	Senior Adviser and Non-Executive Chairman of EMEA of BlackRock, Inc., Non-Executive Director of BlackRock Group Limited BlackRock Investment Management (UK) Limited, BlackRock Advisors (UK) Limited and BIL (collectively, the “Joint Boards”)

CLAUSEN, CHRISTIAN	DIRECTOR	Senior Advisor of BlackRock, Inc.

DE FREITAS, ELEANOR JUDITH	DIRECTOR	Managing Director of BlackRock, Inc.

FISHWICK, JAMES EDWARD	DIRECTOR	Managing Director of BlackRock, Inc.

ARCHIBALD, ARTHUR, BENJAMIN	GENERAL COUNSEL	Managing Director of BlackRock, Inc.

LORD, RACHEL	CHIEF EXECUTIVE OFFICER AND DIRECTOR	Senior Managing Director of BlackRock, Inc.

GIBSON, NICHOLAS, JOHN	CHIEF COMPLIANCE OFFICER	Managing Director of BlackRock, Inc.

MULLIN, STACEY JANE	CHIEF OPERATING OFFICER AND DIRECTOR	Managing Director of BlackRock, Inc.

MCDONALD, COLIN, ALISTAIR	CHIEF FINANCIAL OFFICER	Managing Director of BlackRock, Inc., Director of BlackRock Inc.

YOUNG, MARGARET ANNE	DIRECTOR	Non-Executive Director of the Joint Boards

Item 32. Principal Underwriters:

(a)

Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

BRIL, the distributor of certain funds, acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including certain funds of the Registrant:

BlackRock Advantage Global Fund, Inc.	BlackRock Liquidity Funds
BlackRock Advantage SMID Cap Fund, Inc.	BlackRock Mid-Cap Value Series, Inc.
BlackRock Allocation Target Shares	BlackRock Multi-State Municipal Series Trust
BlackRock Bond Fund, Inc.	BlackRock Municipal Bond Fund, Inc.
BlackRock California Municipal Series Trust	BlackRock Municipal Series Trust
BlackRock Capital Appreciation Fund, Inc.	BlackRock Natural Resources Trust
BlackRock Emerging Markets Fund, Inc.	BlackRock Series Fund, Inc.
BlackRock Equity Dividend Fund	BlackRock Series Fund II, Inc.

BlackRock ETF Trust	BlackRock Series, Inc.
BlackRock ETF Trust II	BlackRock Strategic Global Bond Fund, Inc.
BlackRock EuroFund	BlackRock Sustainable Balanced Fund, Inc.
BlackRock Financial Institutions Series Trust	BlackRock Unconstrained Equity Fund
BlackRock FundsSM	BlackRock Variable Series Funds, Inc.
BlackRock Funds II	BlackRock Variable Series Funds II, Inc.
BlackRock Funds III	iShares, Inc.
BlackRock Funds IV	iShares U.S. ETF Trust
BlackRock Funds V	Managed Account Series
BlackRock Funds VI	Managed Account Series II
BlackRock Funds VII, Inc.	Master Bond LLC
BlackRock Global Allocation Fund, Inc.	Master Investment Portfolio
BlackRock Index Funds, Inc.	Master Investment Portfolio II
BlackRock Large Cap Focus Growth Fund, Inc.	Quantitative Master Series LLC
BlackRock Large Cap Focus Value Fund, Inc.
BlackRock Large Cap Series Funds, Inc.

BRIL also acts as the distributor or placement agent for the following closed-end registered investment companies:

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Strategies Fund

BlackRock Debt Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Health Sciences Trust

BlackRock Hedge Fund Guided Portfolio Solution

BlackRock Income Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Multi-Sector Income Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock Private Investments Fund

BlackRock Science and Technology Trust

BlackRock Taxable Municipal Bond Trust

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b)	Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 50 Hudson Yards, New York, NY 10001.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Abigail Reynolds	Chairman and Member, Board of Managers, and Chief Executive Officer	None
Christopher Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Lauren Bradley	Chief Financial Officer and Vice President	None
Gregory Rosta	Chief Compliance Officer and Director	None
Jon Maro	Chief Operating Officer and Director	None
Andrew Dickson	Secretary and Managing Director	None
Terri Slane	Assistant Secretary and Director	None
Anne Ackerley	Member, Board of Managers, and Managing Director	None
Michael Bishopp	Managing Director	None

Samara Cohen	Managing Director	None
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Martin Small	Member, Board of Managers, and Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Zach Buchwald	Member, Board of Managers	None
Gerald Pucci	Member, Board of Managers	None
Philip Vasan	Member, Board of Managers	None

(c)	Not applicable.

Item 33. Location of Accounts and Records:

(a)

The Trust maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (collectively, the “Records”) at the offices of BlackRock, 60 State Street, Boston, MA 02109.

(b)	BFA and/or its affiliates maintains all Records relating to its services as investment adviser at 400 Howard Street, San Francisco, CA 94105.

(c)	BRIL maintains all Records relating to its services as distributor of certain Funds at 1 University Square Drive, Princeton, NJ 08540.

(d)

State Street maintains all Records relating to its services as transfer agent at 1 Heritage Drive, North Quincy, MA 02171. State Street maintains all Records relating to its services as fund accountant and custodian at 1 Congress Street, Suite 1, Boston, MA 02114-2016. Citibank, N.A. maintains all Records relating to its services as fund accountant and custodian at 388 Greenwich Street, New York, NY 10013. JPMorgan Chase Bank, N.A. maintains all Records relating to its services as fund accountant and custodian at 383 Madison Avenue, 11th Floor, New York, NY 10179. The Bank of New York Mellon maintains all Records relating to its services as fund accountant and custodian at 240 Greenwich Street, New York, NY 10286.

(e)	BlackRock International Limited maintains all Records relating to its functions as current or former sub-adviser at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.

Item 34. Management Services:

Not applicable.

Item 35. Undertakings:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 2,652 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 22nd day of June, 2023.

iSHARES TRUST

By:
Dominik Rohé*
President
Date:	June 22, 2023

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2,652 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

By:
Salim Ramji*
Trustee
Date:	June 22, 2023

John E. Martinez*
Trustee
Date:	June 22, 2023

Cecilia H. Herbert*
Trustee
Date:	June 22, 2023

John E. Kerrigan*
Trustee
Date:	June 22, 2023

Robert S. Kapito*
Trustee
Date:	June 22, 2023

Madhav V. Rajan*
Trustee
Date:	June 22, 2023

Jane D. Carlin*
Trustee
Date:	June 22, 2023

Drew E. Lawton*
Trustee
Date:	June 22, 2023

Richard L. Fagnani*
Trustee
Date:	June 22, 2023

/s/ Trent W. Walker
Trent W. Walker*
Treasurer and Chief Financial Officer
Date:	June 22, 2023

/s/ Trent W. Walker
*	By: Trent W. Walker
Attorney-in-fact
Date:	June 22, 2023

*                 Powers of Attorney, each dated March  30, 2023, for Dominik Rohé, Salim Ramji, Jane D. Carlin, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito, Drew E. Lawton, Richard L. Fagnani and Trent W. Walker are incorporated herein by reference to PEA No. 2,632.